UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22658

Nuveen Real Asset Income and Growth Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices)  (Zip code)

Gifford R. Zimmerman

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:   (312) 917-7700

Date of fiscal year end:   December 31

Date of reporting period:   June 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

30 June 2019

Nuveen Closed-End Funds

JRI	Nuveen Real Asset Income and Growth Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, (i) by calling 800-257-8787 and selecting option #2 or (ii) by logging into your Investor Center account at www.computershare.com/investor and clicking on “Communication Preferences.” Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

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NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

Chairman’s Letter to Shareholders

Dear Shareholders,

The worries weighing on markets at the end of 2018 appeared to dissipate in early 2019 as positive economic and corporate earnings news, more dovish signals from central banks and trade progress boosted investor confidence. However, political noise and trade disputes continue to drive short-term market volatility and weigh on longer-term outlooks. Investors are concerned that increased tariffs and a protracted stalemate between the U.S. and its trading partners could dampen business and consumer sentiment, weakening spending and potentially impacting the global economy. Acknowledging similar concerns, the U.S. Federal Reserve recently lowered its benchmark interest rate 0.25% for the first time in a decade and will stop reducing its bond portfolio sooner than planned to help stimulate the U.S. economy. As the current U.S. economic expansion has reached the 10-year mark this summer, it’s important to note that economic expansions don’t die of old age, but mature economic cycles can be more vulnerable to an exogenous shock.

Until a clearer picture on trade emerges, more bouts of market turbulence are likely in the meantime. While the downside risks warrant careful monitoring, we believe the likelihood of a near-term recession remains low. Global economic growth is moderating but still expanding, with demand driven by the historically low unemployment in the U.S., Japan and across Europe. Some central banks have begun to adjust monetary policy to help sustain growth and others continue to emphasize their readiness to act, while China’s authorities remain committed to keeping economic growth rates steady with fiscal and monetary policy.

The opportunity set may be narrower, but we believe there is still scope for gains in this environment. Patience and maintaining perspective can help you weather periodic market volatility. We encourage you to work with your financial advisor to assess short-term market movements in the context of your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth

Chairman of the Board

August 23, 2019

Portfolio Managers’ Comments

Nuveen Real Asset Income and Growth Fund (JRI)

Nuveen Real Asset Income and Growth Fund (JRI) features portfolio management by Nuveen Asset Management, LLC, (NAM) an affiliate of Nuveen, LLC. The Fund’s portfolio managers are Jay L. Rosenberg, Jean C. Lin, CFA, Brenda A. Langenfeld, CFA, and Tryg T. Sarsland.

Effective January 2, 2019, Jean C. Lin, CFA was added to the portfolio management team.

Here the Fund’s portfolio management team discusses key investment strategies and the Fund’s performance for the six-month reporting period ended June 30, 2019.

What key strategies were used to manage the Fund during this six-month reporting period ended June 30, 2019?

The Fund has an objective of providing a high level of current income and long-term capital appreciation. In an effort to achieve this objective, the Fund is invested using NAM’s real asset income strategy, which invests in a global portfolio of infrastructure and commercial real estate related securities (i.e. real assets) across the capital structure. The strategy invests primarily in five security types: global infrastructure common stock, real estate investment trust (REIT) common stock, global infrastructure preferred stock and hybrids, REIT preferred stock, and debt securities. The Fund’s primary benchmark is the Morgan Stanley Capital International (MSCI) World Index. The Fund’s comparative benchmark is the JRI Blended Index, which is an index we created to represent a model asset allocation for an income oriented-product providing investment exposure to real assets. The JRI Blended Index constituents include: 28% S&P Global Infrastructure Index, 21% FTSE EPRA Nareit Developed Index, 18% Wells Fargo Hybrid & Preferred Securities REIT Index, 15% Bloomberg Barclays Global Capital Securities Index and 18% Bloomberg Barclays U.S. Corporate High Yield Bond Index. Our strategy attempts to add value versus the comparative benchmark in two ways: by re-allocating among the five main security types when we see pockets of value at differing times and, more importantly, through individual security selection. To a limited extent, the Fund also opportunistically writes call options primarily on securities issued by real asset related companies, seeking to enhance its risk-adjusted total returns over time.

During the reporting period, we continued to select securities using an investment process that screens for securities across the real assets markets that provide higher yields. From the group of securities providing significant yields, we focus on owning those securities with the highest total return potential. Our process places a premium on finding securities with revenues that come from tangible assets with long-term concessions, contracts or leases, which are therefore

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors (Moody’s) Service, Inc. or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)

capable of producing steady, predictable and recurring cash flows. We employ a bottom-up, fundamental approach to security selection and portfolio construction. We look for stable companies that demonstrate consistent and growing cash flow, strong balance sheets and histories of being good stewards of shareholder capital.

As is typical with this strategy, we continued to actively manage the Fund’s allocations among the five investment categories to reflect what we believed to be the best opportunities in our investment universe. Across the Fund, we took advantage of market strength and reduced overall volatility within all areas of the portfolio. We modestly increased exposure to infrastructure equities, which slightly reduced the Fund’s overall underweight to infrastructure equities. The primary source of funds for the rebalancing was a reduction in infrastructure preferred securities. Although reduced, the Fund’s overall preferred exposure (infrastructure and real estate) remains its largest overweight by category and roughly balances out its common equity underweight.

In our debt portfolio, we continued to migrate the portfolio higher in quality relative to historic ranges, while reducing its exposure to less liquid issues. We also improved the portfolio’s diversification by reducing issuer concentration and adding new issuers to the debt sleeve. We continued to find opportunities to invest in a number of attractive bonds with stable cash flows and minimal exposure to volatile commodity prices. We maintained a geographic representation in the debt portfolio that was similar to the equity and preferred categories. And similar to the preferred segment, utilities and pipeline infrastructure holdings remained the largest sectors in the debt portion of the portfolio at the end of the reporting period.

How did the Fund perform during this six-month reporting period ended June 30, 2019?

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the six-month, one-year, five-year and since inception periods ended June 30, 2019. For the six-month reporting period ended June 30, 2019, the Fund’s total return at net asset value (NAV) outperformed its JRI Blended Index and the MSCI World Index (net).

During the reporting period, all five of the “real asset” categories represented in the JRI Blended Index produced strong positive absolute returns. The global infrastructure sector produced the best results with the segment gaining 19.45% as measured by the S&P Global Infrastructure Index NR, outperforming the domestic equity market, which advanced 18.54%. The segment also surpassed global equities, as measured by the MSCI World Index, which returned 16.98%. After a weak year for global infrastructure in 2018, the sector not only kept pace with the risk-on, broad market rally witnessed so far in the first half of 2019, but outperformed. The defensive sector returned to favor as markets digested the Federal Reserve’s policy pivot and other central bank’s dovish moves, combined with the continued backdrop of slowing economic growth, downward earnings revisions and still present trade and geopolitical risks.

The commercial real estate segment also kept somewhat close pace with the market rally so far in 2019 after a year of demonstrable outflows from the sector in 2018. The public commercial real estate sector returned 14.51% as measured by the FTSE EPRA/NAREIT Developed Index over the reporting period. We believe investors began to place a premium on earnings stability over growth, given a more benign interest rate environment. Dovish comments by central banks have led to a significant decline in U.S. and global interest rates year to date. The 10-year Treasury yield, for example, has fallen from 2.66% at the beginning of 2019 to 2.00% by mid-year. Real estate investment trusts (REITs) tend to be more sensitive to interest rate movements than equities in general. REITs have also likely benefited from increased investor appetite for more stable, lease-based earnings and cash flows as the economic cycle has become very mature.

The interest rate rally and drop in bond yields in both the U.S. and overseas also provided a favorable backdrop for debt and preferred securities. The segments posted strong snapbacks as credit spreads rallied. The high yield sector gained 9.94% year to date as measured by the Bloomberg Barclays U.S. Corporate High Yield Index, propelled in part by the segment’s best first-quarter gain in more than 25 years. The high yield sector also continued to benefit from limited net new supply, intact credit fundamentals and default rates at or near all-time lows. The two preferred indexes within the JRI Blended Index also finished the reporting period strongly in positive territory. The Wells Fargo Hybrid & Preferred Securities REIT Index returned 14.17%, while the Bloomberg Barclays Global Capital Securities Index rose 9.75% during the reporting period.

During the reporting period, the REIT common equity segment was the primary driver of the Fund’s favorable results relative to the benchmark, although the REIT preferred and global infrastructure preferred segments of the portfolio also contributed modestly to its relative returns. The global infrastructure common equity and high yield segments detracted from relative results.

The vast majority of the Fund’s outperformance versus the JRI Blended Index was due to stock selection in the real estate common equity portion of the portfolio. Selection was particularly beneficial in the health care REIT sector, where the Fund had a higher weight and the securities we selected outperformed by a wide margin. Within this more defensive sector, we focused on medical office properties and lab space, which are two areas where demand remains strong. This demand is leading to potential strong internal growth rates, as well as external growth opportunities through development and acquisition, which likely led these names to outperform. Investors appeared to appreciate the balance between the defensive characteristics of the overall group, coupled with attractive growth opportunities in the context of a benign and improving interest rate environment. Our exposure in the mall sector also benefited the Fund’s relative results versus the benchmark. The struggles within retail real estate are well documented and have persisted over the past few years. The disruption from ecommerce has led to store closings, shrinking footprints for retailers, and a change of business mix for regional malls as they target more experiential options and restaurants versus traditional apparel storefronts. As a result, we have seen a significant bifurcation in performance among companies within the mall sector in terms of those with high quality destination properties that have capital to redevelop assets to keep or increase foot traffic and sales versus those whose tenants are of lower quality and whose assets aren’t as likely to draw shoppers. We have focused the Fund’s exposure in higher quality mall operators and in geographies less impacted by the above-mentioned trends for quite some time, a strategy that paid off during the reporting period.

The global infrastructure common equity portion of the portfolio was the greatest detractor, followed closely by high yield debt. The shortfall within the global infrastructure segment was the result of the Fund’s significant underweight to the group as a whole. Global infrastructure common equity was the strongest performing asset class in the Fund during the reporting period. The primary reason we have underweighted infrastructure equity has been to avoid geopolitical risk globally, which has reduced our opportunity set to deploy capital. For example, we have an underweight in the U.K. because of Brexit worries and the subsequent potential political fallout that could impact infrastructure assets there. A populist government coalition in Italy that has seen the far left and the far right unite makes us somewhat hesitant regarding that country as well. Additionally, the current regulatory environment in Spain could negatively impact regulated utilities in that country as allowable returns are scheduled to be set in the near future. In addition, our portfolio was positioned with underweights in three of the top-performing sectors within global infrastructure equity during the reporting period, toll roads, pipelines and airports. The underweight in toll roads ties back to the avoidance of geopolitical risks as a significant portion of the sector is found in European countries like Italy and Spain. In pipelines, we have tended to focus on preferred securities, which offer exposure to the sector with less volatility relative to the common equity exposure. We also had a lower weight than the benchmark in airports, driven almost exclusively by the Fund’s primary objective to provide income. Within the airport investment universe, very few equity securities possess dividend yields that are high enough to qualify for inclusion in this portfolio.

Within the high yield debt portfolio, by far the largest drag on the Fund’s relative results came from security selection in the electric utilities sector. Performance was negatively impacted by our exposure to power generation companies in California. These holdings underperformed after the largest utility in California, PG&E, filed for Chapter 11 bankruptcy protection due to its potential liability related to a number of wildfires, including the Camp Fire blaze. Subsequently, we eliminated any material exposure to the uncertainty surrounding California wildfire liability from our debt portfolio. Also during the reporting period, we took advantage of a strong high yield market and repositioned the debt portfolio. In the process, our cash balance was higher than it would be normally, which detracted modestly in the strong up market.

Fund Leverage

IMPACT OF THE FUND’S LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the returns of the Fund’s common shares relative to their comparative benchmarks was the Fund’s use of leverage through bank borrowings. The Fund uses leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments in recent years have been much lower than the interest the Fund has been earning on its portfolio securities that it has bought with the proceeds of that leverage.

However, use of leverage can expose Fund common shares to additional price volatility. When the Fund uses leverage, the Fund common shares will experience a greater increase in their net asset value if the securities acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the securities acquired through leverage decline in value, which will make the shares’ net asset value more volatile, and total return performance more variable, over time.

In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. Over the last few quarters, short-term interest rates have indeed increased from their extended lows after the 2007-09 financial crisis. This increase has reduced common share net income, and also reduced potential for long-term total returns. Nevertheless, the ability to effectively borrow at current short-term rates is still resulting in enhanced common share income, and management believes that the advantages of continuation of leverage outweigh the associated increase in risk and volatility described above.

The Fund’s use of leverage had a positive impact on total return performance during this reporting period.

The Fund also continued to utilize forward starting interest rate swap contracts to partially hedge its future interest cost of leverage, which as mentioned previously, is through the use of bank borrowings. The swap contracts had a negative impact on total return performance during this reporting period.

As of June 30, 2019, the Fund’s percentages of leverage are as shown in the accompanying table.

JRI
Effective Leverage*	29.53%
Regulatory Leverage*	29.53%
*

Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in the Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of the Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUND’S REGULATORY LEVERAGE

Bank Borrowings

As noted above, the Fund employs leverage through the use of bank borrowings. The Fund’s bank borrowing activities are as shown in the accompanying table.

Current Reporting Period					Subsequent to the Close of the Reporting Period
January 1, 2019	Draws	Paydowns	June 30, 2019	Average Balance Outstanding	Draws	Paydowns	August 27, 2019
$215,225,000	$2,500,000	$ —	$217,725,000	$215,515,055	$ —	$ —	$217,725,000

Refer to Notes to Financial Statements, Note 8 – Borrowing Arrangements for further details.

Common Share Information

DISTRIBUTION INFORMATION

The following information regarding the Fund’s distributions is current as of June 30, 2019.

The Fund has a cash flow-based distribution program. Under this program, the Fund seeks to maintain an attractive and stable regular distribution based on the Fund’s net cash flow received from its portfolio investments. Fund distributions are not intended to include expected portfolio appreciation; however, the Fund invests in securities that make payments which ultimately may be fully or partially treated as gains or return of capital for tax purposes. This tax treatment will generally “flow through” to the Fund’s distributions, but the specific tax treatment is often not known with certainty until after the end of the Fund’s tax year. As a result, regular distributions throughout the year are likely to be re-characterized for tax purposes as either long-term gains (both realized and unrealized), or as a non-taxable return of capital.

The figures in the table below provide an estimate as of June 30, 2019, of the sources (for tax purposes) of the Fund’s distributions. These source estimates include amounts currently estimated to be attributable to realized gains and/or returns of capital. The Fund attributes these non-income sources equally to each regular distribution throughout the fiscal year. The estimated information shown below is for the distributions paid on common shares for all prior months in the current fiscal year. These estimates should not be used for tax reporting purposes, and the distribution sources may differ for financial reporting than for tax reporting. The final determination of the tax characteristics of all distributions paid in 2019 will be made in early 2020 and reported to you on Form 1099-DIV. More details about the tax characteristics of the Fund’s distributions are available on www.nuveen.com/CEFdistributions.

Data as of June 30, 2019

Fiscal YTD Percentage of Distribution			Fiscal YTD Per Share Amounts
Net Investment Income	Realized Gains	Return of Capital	Distributions	Net Investment Income	Realized Gains	Return of Capital
75.5%	13.6%	10.9%	$0.6360	$0.4801	$0.0866	$0.0693

The following table provides information regarding Fund distributions and total return performance over various time periods. This information is intended to help you better understand whether Fund returns for the specified time periods were sufficient to meet Fund distributions.

Data as of June 30, 2019

		Annualized			Cumulative
Inception Date	Latest Monthly Per Share Distribution	Current Distribution on NAV	1-Year Return on NAV	5-Year Return on NAV	Fiscal YTD Distributions on NAV	Fiscal YTD Return on NAV
4/25/2012	$0.1060	6.72%	9.86%	6.09%	3.36%	18.82%

Common Share Information (continued)

Change in Method of Publishing Nuveen Closed-End Fund Distribution Amounts

Beginning on or about November 1, 2019, the Nuveen Closed-End Funds will be discontinuing the practice of announcing Fund distribution amounts and timing via press release. Instead, information about the Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders will be posted and can be found on Nuveen’s enhanced closed-end fund resource page, which is at www.nuveen.com/closed-end-fund-distributions, along with other Nuveen closed-end fund product updates. Shareholders can expect regular distribution information to be posted on www.nuveen.com on the first business day of each month. To ensure that our shareholders have timely access to the latest information, a subscribe function can be activated at this link here, or at this web page (www.nuveen.com/en-us/people/about-nuveen/for-the-media).

COMMON SHARE REPURCHASES

During August 2019 (subsequent to the close of this reporting period), the Fund’s Board of Trustees reauthorized an open-market share repurchase program, allowing the Fund to repurchase an aggregate of up to approximately 10% of its outstanding common shares.

As of June 30, 2019, and since the inception of the Fund’s repurchase program, the Fund has cumulatively repurchased and retired its outstanding common shares as shown in the accompanying table.

JRI
Common shares cumulatively repurchased and retired	191,000
Common shares authorized for repurchase	2,765,000

During the current reporting period, the Fund did not repurchase any of its outstanding common shares.

OTHER SHARE INFORMATION

As of June 30, 2019, and during the current reporting period, the Fund’s common share price was trading at a premium/(discount) to its NAV as shown in the accompanying table.

JRI
Common share NAV	$18.92
Common share price	$16.93
Premium/(Discount) to NAV	(10.52)%
6-month average premium/(discount) to NAV	(13.53)%

Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Real Asset Income and Growth Fund (JRI)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Concentration in specific sectors may involve greater risk and volatility than more diversified investments: real estate investments may suffer due to economic downturns and changes in real estate values, rents, property taxes, interest rates and tax laws; infrastructure-related securities may face adverse economic, regulatory, political, and legal changes. Prices of equity securities may decline significantly over short or extended periods of time. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. For these and other risks such as foreign investment risk, see the Fund’s web page at www.nuveen.com/JRI.

JRI	Nuveen Real Asset Income and Growth Fund Performance Overview and Holding Summaries as of June 30, 2019

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of June 30, 2019

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
JRI at Common Share NAV	18.82%	9.86%	6.09%	9.91%
JRI at Common Share Price	29.22%	13.61%	5.88%	8.54%
Custom Blended Benchmark (new)	14.29%	8.61%	4.69%	6.97%
Custom Blended Benchmark (old)	14.60%	9.12%	5.15%	7.43%
MSCI World Index	16.98%	6.33%	6.60%	9.82%

Since inception returns are from 4/25/12. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Common Stocks	60.9%
$25 Par (or similar) Retail Preferred	24.2%
$1,000 Par (or similar) Institutional Preferred	21.5%
Corporate Bonds	20.1%
Convertible Preferred Securities	6.1%
Variable Rate Senior Loan Interests	3.7%
Convertible Bonds	1.0%
Investment Companies	0.9%
Whole Loans	0.6%
Repurchase Agreements	2.1%
Other Assets Less Liabilities	0.8%
Net Assets Plus Borrowings	141.9%
Borrowings	(41.9)%
Net Assets	100%

Portfolio Composition

(% of total investments)

Equity Real Estate Investment Trusts	34.8%
Electric Utilities	16.6%
Oil, Gas & Consumable Fuels	14.1%
Multi-Utilities	9.3%
Real Estate Management & Development	3.8%
Other	19.9%
Repurchase Agreements	1.5%
Total	100%

Portfolio Credit Quality

(% of total fixed-income investments)

AAA	0.4%
A	2.0%
BBB	46.0%
BB or Lower	33.4%
N/R (not rated)	18.2%
Total	100%

Country Allocation

(% of total investments)

United States	58.6%
Canada	12.1%
Italy	4.3%
Singapore	4.1%
Australia	3.5%
France	2.9%
Germany	1.8%
New Zealand	1.6%
United Kingdom	1.6%
Hong Kong	1.1%
Other	8.4%
Total	100%

Top Five Common Stock Holdings

(% of total common stocks)

Ventas Inc.	4.9%
Enel SpA	3.3%
VICI Properties Inc.	2.7%
Snam SpA	2.2%
Enbridge Inc.	2.1%

Shareholder Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen on April 10, 2019 for JRI; at this meeting the shareholders were asked to elect Board Members.

JRI
Common Shares
Approval of the Board Members was reached as follows:
Judith M. Stockdale
For	21,542,917
Withhold	2,720,631
Total	24,263,548
Carole E. Stone
For	19,702,671
Withhold	4,560,877
Total	24,263,548
Margaret L. Wolff
For	21,610,728
Withhold	2,652,820
Total	24,263,548
William C. Hunter
For	19,570,863
Withhold	4,692,685
Total	24,263,548

JRI	Nuveen Real Asset Income and Growth Fund Portfolio of Investments June 30, 2019
(Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 139.0% (98.5% of Total Investments)

	COMMON STOCKS – 60.9% (43.1% of Total Investments)

	Air Freight & Logistics – 0.6%

49,385	BPost SA, (2)	$468,629
75,455	Oesterreichische Post AG, (2)	2,540,039
	Total Air Freight & Logistics	3,008,668

	Commercial Services & Supplies – 0.4%

114,793	Covanta Holding Corp	2,055,943

	Diversified Telecommunication Services – 1.5%

1,102,720	HKBN Ltd, (2)	1,988,339
985,176	HKT Trust & HKT Ltd	1,563,831
6,311,338	NetLink NBN Trust	4,151,582
	Total Diversified Telecommunication Services	7,703,752

	Electric Utilities – 8.3%

2,700,091	AusNet Services, (2)	3,558,356
50,870	Cia de Transmissao de Energia Eletrica Paulista	327,745
771,781	Contact Energy Ltd, (2)	4,152,378
235,324	Endesa SA, (2), (3)	6,052,664
268,601	Enel Chile SA	1,283,913
1,512,271	Enel SpA, (2)	10,549,221
22,805	HK Electric Investments & HK Electric Investments Ltd	23,355
944,114	Infratil Ltd, (2)	2,950,622
216,037	Power Assets Holdings Ltd, (2)	1,554,179
18,437	PPL Corp	571,731
7,951	Red Electrica Corp SA, (2), (3)	165,604
62,466	Southern Co	3,453,120
3,183,315	Spark Infrastructure Group, (2)	5,433,135
44,600	SSE PLC, (2)	635,699
17,920	Terna Rete Elettrica Nazionale SpA, (2)	114,179
356,512	Transmissora Alianca de Energia Eletrica SA	2,521,613
	Total Electric Utilities	43,347,514

	Equity Real Estate Investment Trust – 32.0%

207,817	Abacus Property Group, (2)	599,118
4,060	Altarea SCA	844,843
189,348	Armada Hoffler Properties Inc.	3,133,709
335,746	Automotive Properties Real Estate Investment Trust	2,648,434
159,039	Brandywine Realty Trust	2,277,438
59,128	Brixmor Property Group Inc.	1,057,209
128,963	Brookfield Property REIT Inc.	2,436,111
315,031	Centuria Industrial REIT, (2)	677,541
228,890	Centuria Industrial REIT, (2), (3)	490,111
456,602	Centuria Metropolitan REIT	897,561
60,043	Charter Hall Long Wale REIT	211,187
109,805	Choice Properties Real Estate Investment Trust	1,147,060
100,076	City Office REIT Inc.	1,199,911
12,946	Cofinimmo SA	1,681,127
27,361	Covivio	2,863,878
2,675,109	Cromwell European Real Estate Investment Trust	1,460,096
149,035	CT Real Estate Investment Trust	1,618,325
11,085	Dexus, (2)	101,125
360,790	Dream Global Real Estate Investment Trust	3,760,669
488,905	Dream Industrial Real Estate Investment Trust	4,405,390
88,823	Easterly Government Properties Inc.	1,608,585

JRI	Nuveen Real Asset Income and Growth Fund (continued)
Portfolio of Investments June 30, 2019
(Unaudited)

Shares	Description (1)	Value

	Equity Real Estate Investment Trust (continued)

9,241	EPR Properties	$689,286
3,253,540	ESR REIT, (2)	1,263,124
1,743,283	Fortune Real Estate Investment Trust, (2)	2,396,565
2,053,866	Frasers Centrepoint Trust	3,946,823
5,508,624	Frasers Logistics & Industrial Trust, (2)	4,928,838
558,344	GDI Property Group	542,900
83,507	Globalworth Real Estate Investments Ltd, (2)	845,647
241,145	GPT Group, (2)	1,041,951
129,586	Growthpoint Properties Australia Ltd, (2)	375,017
126,248	HCP Inc.	4,037,411
26,462	ICADE	2,425,250
3,907,671	IGB Real Estate Investment Trust, (2)	1,806,674
48,512	Immobiliare Grande Distribuzione SIIQ SpA	319,945
136,732	Independence Realty Trust Inc.	1,581,989
53,099	Intervest Offices & Warehouses NV	1,491,358
3,321	Invesco Office J-Reit Inc., (2)	555,647
8,905	Investors Real Estate Trust	522,456
53,914	Iron Mountain Inc.	1,687,508
211	Kenedix Retail REIT Corp, (2)	518,413
1,966,253	Keppel DC REIT, (2)	2,427,174
137	LaSalle Logiport REIT, (2)	162,284
2,653	LTC Properties Inc.	121,136
337,941	LXI REIT plc	545,902
9,763	Macerich Co	326,963
812,325	Mapletree Commercial Trust, (2)	1,255,213
748,804	Mapletree Industrial Trust, (2)	1,240,145
1,048,591	Mapletree Logistics Trust, (2)	1,233,044
72,313	Mapletree North Asia Commercial Trust, (2)	78,027
357,451	Medical Properties Trust Inc.	6,233,945
199,628	MGM Growth Properties LLC	6,118,598
23,472	National Health Investors Inc.	1,831,520
545,597	National Storage REIT, (2)	670,895
350,202	National Storage REIT, (3), (4)	430,254
442,285	NewRiver REIT PLC	1,000,913
718,947	Nexus Real Estate Investment Trust	1,087,026
95,737	Northview Apartment Real Estate Investment Trust	1,966,573
270,731	NorthWest Healthcare Properties Real Estate Investment Trust	2,435,349
62,770	NSI NV	2,658,748
172,228	Omega Healthcare Investors Inc.	6,329,379
56,984	Park Hotels & Resorts Inc.	1,570,479
1,192,059	Parkway Life Real Estate Investment Trust, (2)	2,669,687
896	Physicians Realty Trust	15,626
509,759	PLA Administradora Industrial S de RL de CV	799,148
1,653	Ryman Hospitality Properties Inc.	134,042
222,042	Scentre Group, (2)	599,242
101,181	SITE Centers Corp	1,339,636
154,736	STAG Industrial Inc.	4,679,217
1,393	Star Asia Investment Corp, (2)	1,538,606
514,592	Stride Property Group, (2)	760,845
235,041	Summit Industrial Income REIT	2,311,732
314,654	Sunlight Real Estate Investment Trust, (2)	240,409
1,715,024	Suntec Real Estate Investment Trust, (2)	2,460,376
1,389,259	Target Healthcare REIT Ltd	2,039,517
223,498	Tritax EuroBox PLC, 144A, (2)	273,274
93,963	True North Commercial Real Estate Investment Trust	474,282
9	Urstadt Biddle Properties Inc.	189
224,979	Ventas Inc.	15,377,315
441,718	VEREIT Inc.	3,979,879
387,363	VICI Properties Inc.	8,537,480
1,489,269	Viva Energy REIT, (2)	2,721,310
984,264	Warehouse Reit PLC	1,287,464
18,245	Weingarten Realty Investors	500,278
38,282	Welltower Inc.	3,121,131
14,749	WP Carey Inc.	1,197,324
273,972	WPT Industrial Real Estate Investment Trust	3,630,129
	Total Equity Real Estate Investment Trust	166,507,935

Shares	Description (1)	Value

	Gas Utilities – 0.8%

149,660	APA Group, (2)	$1,134,918
106,648	Naturgy Energy Group SA, (2), (3)	2,939,093
	Total Gas Utilities	4,074,011

	Health Care Providers & Services – 0.1%

28,207	Sienna Senior Living Inc.	418,943

	Independent Power & Renewable Electricity Producers – 0.7%

36,548	Brookfield Renewable Partners LP	1,264,269
1,253	Canadian Solar Infrastructure Fund Inc., (2)	1,168,334
450,347	Meridian Energy Ltd, (2)	1,438,951
	Total Independent Power & Renewable Electricity Producers	3,871,554

	Media – 0.6%

175,023	Eutelsat Communications SA, (2)	3,268,746

	Mortgage Real Estate Investment Trust – 2.4%

6,079	Apollo Commercial Real Estate Finance Inc.	111,793
142,690	Blackstone Mortgage Trust Inc.	5,076,910
82,629	KKR Real Estate Finance Trust Inc.	1,645,970
89,828	Starwood Property Trust Inc.	2,040,892
185,025	TPG RE Finance Trust Inc.	3,569,132
	Total Mortgage Real Estate Investment Trust	12,444,697

	Multi-Utilities – 3.5%

23,861	Brookfield Infrastructure Partners LP	1,024,592
23,759	Dominion Energy Inc.	1,837,046
390,415	Engie SA, (2)	5,920,052
32,684	National Grid PLC	1,738,135
1,479,153	REN – Redes Energeticas Nacionais SGPS SA, (2)	4,054,351
53,253	Suez	768,430
1,067,905	Vector Ltd, (2)	2,712,623
	Total Multi-Utilities	18,055,229

	Oil, Gas & Consumable Fuels – 6.5%

42,657	Enagas SA, (2)	1,138,369
184,685	Enbridge Inc.	6,663,435
104,006	Energy Transfer LP	1,464,405
219,298	Enterprise Products Partners LP	6,331,133
7,514	Equitrans Midstream Corp	148,101
30,238	Gibson Energy Inc.	539,160
476	Inter Pipeline Ltd	7,404
836	Keyera Corp	21,514
48,832	MPLX LP	1,571,902
42,885	ONEOK Inc.	2,950,917
136,499	Pembina Pipeline Corp	5,081,384
14,499	Plains GP Holdings LP	362,040
1,415,005	Snam SpA, (2)	7,039,398
6,559	Williams Cos Inc.	183,914
	Total Oil, Gas & Consumable Fuels	33,503,076

	Real Estate Management & Development – 1.1%

75,525	Cibus Nordic Real Estate AB, (3)	1,041,034
562,950	Corp Inmobiliaria Vesta SAB de CV	828,862
25,418	DIC Asset AG, (2)	293,490
84,536	Dios Fastigheter AB, (2)	625,996
3,440,932	Land & Houses PCL, (2), (3)	1,235,328
1,911,665	Sirius Real Estate Ltd	1,616,860
	Total Real Estate Management & Development	5,641,570

JRI	Nuveen Real Asset Income and Growth Fund (continued)
Portfolio of Investments June 30, 2019
(Unaudited)

Shares	Description (1)			Value

	Road & Rail – 0.1%

14,528	Aurizon Holdings Ltd, (2)			$55,151
328,764	ComfortDelGro Corp Ltd, (2)			646,544
	Total Road & Rail			701,695

	Thrifts & Mortgage Finance – 0.2%

394,080	Real Estate Credit Investments Ltd, (2)			854,776

	Transportation Infrastructure – 1.4%

45,094	Atlantia SpA, (2)			1,175,886
4,573	Grupo Aeroportuario del Pacifico SAB de CV			477,010
72,666	Macquarie Infrastructure Corp			2,945,880
494,257	Sydney Airport, (2)			2,792,296
	Total Transportation Infrastructure			7,391,072

	Water Utilities – 0.7%

730,540	Aguas Andinas SA			431,235
6,466	Cia de Saneamento do Parana			135,687
1,059,626	Inversiones Aguas Metropolitanas SA			1,641,922
117,891	United Utilities Group PLC, (2)			1,173,473
	Total Water Utilities			3,382,317
	Total Common Stocks (cost $282,713,160)			316,231,498

Shares	Description (1)	Coupon	Ratings (5)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 24.2% (17.2% of Total Investments)

	Diversified Financial Services – 0.2%

47,449	National Rural Utilities Cooperative Finance Corp	5.500%	A3	$1,266,414

	Electric Utilities – 4.0%

93,500	Duke Energy Corp	5.750%	BBB	2,470,270
69,401	Entergy Arkansas LLC	4.875%	A	1,775,278
27,222	Entergy Louisiana LLC	4.875%	A	699,605
113,538	Georgia Power Co	5.000%	BBB	2,930,416
128,654	Integrys Holding Inc., (2)	6.000%	BBB	3,377,167
26,537	NextEra Energy Capital Holdings Inc.	5.000%	BBB	657,056
83,917	NextEra Energy Capital Holdings Inc.	5.250%	BBB	2,202,821
44,805	NextEra Energy Capital Holdings Inc.	5.650%	BBB	1,170,755
120,691	Southern Co	5.250%	BBB	3,137,966
89,216	Southern Co	5.250%	BBB	2,291,959
	Total Electric Utilities			20,713,293

	Energy Equipment & Services – 0.2%

36,603	Energy Transfer Operating LP	7.600%	BB	912,513

	Equity Real Estate Investment Trust – 13.4%

30,782	American Homes 4 Rent	6.500%	BB	835,731
86,912	American Homes 4 Rent	6.350%	BB	2,343,148
74,330	American Homes 4 Rent	5.875%	BB	1,920,687
71,889	American Homes 4 Rent	5.875%	BB	1,843,953
30,417	Armada Hoffler Properties Inc.	6.750%	N/R	796,925
51,203	Brookfield Property REIT Inc.	6.375%	N/R	1,269,322
100,544	CBL & Associates Properties Inc.	7.375%	B	804,352
25,258	Cedar Realty Trust Inc.	7.250%	N/R	621,347
51,838	Cedar Realty Trust Inc.	6.500%	N/R	1,119,701
82,772	City Office REIT Inc.	6.625%	N/R	2,184,353
19,379	Colony Capital Inc.	7.500%	N/R	438,934
50,799	Colony Capital Inc.	7.125%	N/R	1,099,798
3,755	Colony Capital Inc.	7.150%	N/R	82,047
81,545	Colony Capital Inc.	7.125%	N/R	1,752,402
56,542	Digital Realty Trust Inc.	5.250%	Baa3	1,403,938
82,063	Digital Realty Trust Inc.	5.850%	Baa3	2,139,382

Shares	Description (1)	Coupon	Ratings (5)	Value

	Equity Real Estate Investment Trust (continued)

75,076	EPR Properties	5.750%	Baa3	$1,876,149
11,536	Gladstone Commercial Corp	7.000%	N/R	291,399
47,793	Hersha Hospitality Trust	6.875%	N/R	1,193,869
147,979	Hersha Hospitality Trust	6.500%	N/R	3,538,178
92,650	Hersha Hospitality Trust	6.500%	N/R	2,230,086
125,109	Investors Real Estate Trust	6.625%	N/R	3,146,491
56,866	Kimco Realty Corp	5.250%	Baa2	1,391,511
1,713	Mid-America Apartment Communities Inc.	8.500%	BBB–	108,433
115,874	Monmouth Real Estate Investment Corp	6.125%	N/R	2,770,547
31,005	National Retail Properties Inc.	5.200%	Baa2	756,212
82,474	National Storage Affiliates Trust	6.000%	N/R	2,131,953
105,537	Pebblebrook Hotel Trust	6.500%	N/R	2,686,972
78,259	Pebblebrook Hotel Trust	6.375%	N/R	2,070,733
80,999	Pebblebrook Hotel Trust	6.300%	N/R	2,031,455
47,106	PS Business Parks Inc.	5.250%	BBB	1,167,287
62,232	PS Business Parks Inc.	5.200%	Baa2	1,525,929
60,259	Public Storage	5.600%	A3	1,578,183
31,238	Saul Centers Inc.	6.125%	N/R	782,512
75,510	SITE Centers Corp	6.375%	BB+	1,923,240
29,273	STAG Industrial Inc.	6.875%	BB+	780,125
38,251	Summit Hotel Properties Inc.	6.450%	N/R	962,778
117,011	Summit Hotel Properties Inc.	6.250%	N/R	3,007,183
18,255	Sunstone Hotel Investors Inc.	6.950%	N/R	497,449
87,052	Sunstone Hotel Investors Inc.	6.450%	N/R	2,224,179
35,663	UMH Properties Inc.	8.000%	N/R	928,308
73,424	UMH Properties Inc.	6.750%	N/R	1,853,956
33,227	Urstadt Biddle Properties Inc.	6.750%	N/R	854,598
52,255	Urstadt Biddle Properties Inc.	6.250%	N/R	1,390,506
133,247	Vornado Realty Trust	5.250%	Baa3	3,267,216
	Total Equity Real Estate Investment Trust			69,623,457

	Gas Utilities – 0.2%

32,988	Spire Inc.	5.900%	BBB	864,945

	Independent Power & Renewable Electricity Producers – 0.2%

55,837	Brookfield Renewable Partners LP	5.750%	BBB–	1,087,277

	Multi-Utilities – 4.3%

35,851	Algonquin Power & Utilities Corp	6.200%	BB+	924,239
106,835	Brookfield Infrastructure Partners LP	5.350%	BBB–	2,055,853
53,972	CMS Energy Corp	5.875%	Baa2	1,431,877
164,921	Dominion Energy Inc.	5.250%	BBB–	4,254,962
59,218	DTE Energy Co	5.250%	Baa2	1,513,020
113,140	DTE Energy Co	5.375%	Baa2	2,937,114
83,994	DTE Energy Co	6.000%	Baa2	2,280,437
56,705	DTE Energy Co	5.250%	Baa2	1,455,050
76,550	NiSource Inc.	6.500%	BBB–	2,009,438
143,090	Sempra Energy	5.750%	Baa2	3,585,835
	Total Multi-Utilities			22,447,825

	Oil, Gas & Consumable Fuels – 0.8%

58,881	NGL Energy Partners LP	9.000%	N/R	1,456,127
77,592	NuStar Energy LP	8.500%	B1	1,779,961
42,153	NuStar Energy LP	7.625%	B1	867,930
4,121	Pembina Pipeline Corp	5.750%	BB+	80,938
	Total Oil, Gas & Consumable Fuels			4,184,956

	Real Estate Management & Development – 0.9%

117,199	Brookfield Property Partners LP	6.500%	BB+	2,954,587
74,894	Landmark Infrastructure Partners LP	7.900%	N/R	1,881,337
	Total Real Estate Management & Development			4,835,924
	Total $25 Par (or similar) Retail Preferred (cost $124,548,496)			125,936,604

JRI	Nuveen Real Asset Income and Growth Fund (continued)
Portfolio of Investments June 30, 2019
(Unaudited)

Principal Amount (000)	(6)	Description (1)	Coupon	Maturity	Ratings (5)	Value

		$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 21.5% (15.3% of Total Investments)

		Diversified Financial Services – 0.9%

$945		National Rural Utilities Cooperative Finance Corp	5.250%	4/20/46	A3	$964,099
4,010		Transcanada Trust	5.625%	5/20/75	BBB	3,967,734
		Total Diversified Financial Services				4,931,833

		Electric Utilities – 7.6%

1,985		AES Gener SA, 144A	7.125%	3/26/79	BB	2,118,015
2,175		AusNet Services Holdings Pty Ltd	5.750%	3/17/76	BBB	2,272,903
995		ComEd Financing III	6.350%	3/15/33	Baa2	1,013,044
1,300	GBP	Electricite de France SA	5.875%	N/A (8)	BBB	1,746,193
5,623		Emera Inc.	6.750%	6/15/76	BBB–	6,027,631
2,846		EnBW Energie Baden-Wuerttemberg AG	5.125%	4/05/77	Baa2	2,938,495
3,870		Enel SpA, 144A	8.750%	9/24/73	BBB	4,460,175
3,429		NextEra Energy Capital Holdings Inc., (3-Month LIBOR reference rate + 2.068% spread), (7)	4.386%	10/01/66	BBB	2,833,931
6,543		NextEra Energy Capital Holdings Inc., (3-Month LIBOR reference rate + 2.125% spread), (7)	4.535%	6/15/67	BBB	5,395,876
4,040		NextEra Energy Capital Holdings Inc., (21)	4.800%	12/01/77	BBB	3,797,600
1,790		NextEra Energy Capital Holdings Inc.	5.650%	5/01/79	BBB	1,845,377
3,140		PPL Capital Funding Inc., (3-Month LIBOR reference rate + 2.665% spread), (7)	4.995%	3/30/67	BBB	2,866,007
1,165		Southern Co	5.500%	3/15/57	BBB	1,193,807
910		SSE PLC	4.750%	9/16/77	BBB–	912,275
		Total Electric Utilities				39,421,329

		Gas Utilities – 0.2%

960		SK E&S Co Ltd, 144A	4.875%	N/A (8)	BB+	951,600

		Marine – 0.5%

1,205		Royal Capital BV	4.875%	N/A (8)	N/R	1,194,456
1,190		Royal Capital BV	5.500%	N/A (8)	N/R	1,214,305
		Total Marine				2,408,761

		Multi-Utilities – 2.6%

3,360		CenterPoint Energy Inc.	6.125%	N/A (8)	BBB–	3,481,195
1,275		Dominion Energy Inc.	5.750%	10/01/54	BBB–	1,324,725
895		NiSource Inc.	5.650%	N/A (8)	BBB–	872,625
2,612		RWE AG	6.625%	7/30/75	BB+	2,863,369
6,212		WEC Energy Group Inc., (3-Month LIBOR reference rate + 2.113% spread), (7)	4.631%	5/15/67	BBB	5,124,900
		Total Multi-Utilities				13,666,814

		Oil, Gas & Consumable Fuels – 8.1%

2,105		Buckeye Partners LP	6.375%	1/22/78	Ba1	1,515,600
2,435		DCP Midstream Operating LP, 144A	5.850%	5/21/43	BB–	2,282,812
6,110		Enbridge Inc.	6.000%	1/15/77	BBB–	6,140,550
6,510		Enbridge Inc.	5.500%	7/15/77	BBB–	6,294,909
2,335		Enbridge Inc.	6.250%	3/01/78	BBB–	2,362,927
5,184		Energy Transfer Operating LP, (3-Month LIBOR reference rate + 3.018% spread), (7)	5.597%	11/01/66	Ba1	3,900,960
841		Energy Transfer Operating LP	6.250%	N/A (8)	BB	782,130
1,809		Enterprise Products Operating LLC	4.875%	8/16/77	Baa2	1,704,277
3,635		Enterprise Products Operating LLC	5.250%	8/16/77	Baa2	3,473,424
1,665		Enterprise Products Operating LLC	5.375%	2/15/78	Baa2	1,548,450
3,660		Plains All American Pipeline LP	6.125%	N/A (8)	BB	3,486,150
5,819		TransCanada PipeLines Ltd, (3-Month LIBOR reference rate + 2.210% spread), (7)	4.728%	5/15/67	Baa2	4,487,904
3,145		Transcanada Trust	5.875%	8/15/76	BBB	3,228,028
1,085		Transcanada Trust	5.300%	3/15/77	BBB	1,042,031
		Total Oil, Gas & Consumable Fuels				42,250,152

		Real Estate Management & Development – 1.3%

4,250		AT Securities BV	5.250%	N/A (8)	BBB–	4,161,812
1,090	EUR	CPI Property Group SA	4.375%	N/A (8)	BB+	1,223,012

Principal Amount (000)	(6)	Description (1)	Coupon	Maturity	Ratings (5)	Value

		Real Estate Management & Development (continued)

1,750	SGD	Frasers Property Treasury Pte Ltd	3.950%	N/A (8)	N/R	$1,243,378
		Total Real Estate Management & Development				6,628,202

		Road & Rail – 0.3%

1,430		BNSF Funding Trust I	6.613%	12/15/55	A	1,571,213
		Total $1,000 Par (or similar) Institutional Preferred (cost $116,704,456)				111,829,904

Principal Amount (000)	(6)	Description (1)	Coupon	Maturity	Ratings (5)	Value

		CORPORATE BONDS – 20.1% (14.3% of Total Investments)

		Commercial Services & Supplies – 2.2%

$775		Atento Luxco 1 SA, 144A	6.125%	8/10/22	BB	$779,851
100		Clean Harbors Inc., 144A, (WI/DD)	4.875%	7/15/27	BB+	101,635
950		Clean Harbors Inc., 144A, (WI/DD)	5.125%	7/15/29	BB+	969,000
2,415		Covanta Holding Corp	5.875%	7/01/25	B1	2,511,600
900	EUR	DSV Miljoe Group AS	5.900%	5/10/21	N/R	1,037,971
2,165		GFL Environmental Inc.	7.000%	6/01/26	CCC+	2,216,419
275		GFL Environmental Inc., 144A	8.500%	5/01/27	CCC+	295,969
350		Stericycle Inc., 144A, (21)	5.375%	7/15/24	BBB–	365,355
1,810		Tervita Escrow Corp, 144A	7.625%	12/01/21	B+	1,841,150
1,290		Waste Pro USA Inc., 144A	5.500%	2/15/26	B+	1,319,025
		Total Commercial Services & Supplies				11,437,975

		Communications Equipment – 0.2%

400		IHS Netherlands Holdco BV, 144A	9.500%	10/27/21	B+	415,032
270		ViaSat Inc., 144A	5.625%	9/15/25	B	265,275
350		ViaSat Inc., 144A	5.625%	4/15/27	BB+	364,000
		Total Communications Equipment				1,044,307

		Construction & Engineering – 0.2%

600		GMR Hyderabad International Airport Ltd, 144A	5.375%	4/10/24	BB+	608,378
600		International Airport Finance SA, 144A	12.000%	3/15/33	B2	666,000
		Total Construction & Engineering				1,274,378

		Diversified Financial Services – 0.5%

585		Cometa Energia SA de CV, 144A	6.375%	4/24/35	BBB	601,819
6,505	BRL	Swiss Insured Brazil Power Finance Sarl, 144A	9.850%	7/16/32	AAA	1,846,495
		Total Diversified Financial Services				2,448,314

		Diversified Telecommunication Services – 0.2%

1,000		CenturyLink Inc.	6.450%	6/15/21	BB	1,057,500

		Electric Utilities – 2.3%

640		Acwa Power Management And Investments One Ltd, 144A	5.950%	12/15/39	BBB–	662,400
700		Adani Green Energy UP Ltd / Prayatna Developers Pvt Ltd / Parampujya Solar Energy, 144A	6.250%	12/10/24	BB+	714,742
265		Consorcio Transmantaro SA, 144A	4.700%	4/16/34	Baa3	278,913
600		Empresa de Transmision Electrica SA, 144A	5.125%	5/02/49	Baa1	656,100
700		Enel Americas SA	4.000%	10/25/26	BBB+	721,000
1,755		Instituto Costarricense de Electricidad, 144A	6.950%	11/10/21	B1	1,796,681
700		Kallpa Generacion SA, 144A	4.125%	8/16/27	Baa3	721,000
600		Lamar Funding Ltd, 144A	3.958%	5/07/25	Ba1	526,588
600		Listrindo Capital BV, 144A	4.950%	9/14/26	BB+	591,900
500		LLPL Capital Pte Ltd, 144A	6.875%	2/04/39	Baa3	570,308
325		Minejesa Capital BV, 144A	4.625%	8/10/30	Baa3	328,595
650		Minejesa Capital BV, 144A	5.625%	8/10/37	Baa3	681,949
400		Pampa Energia SA, 144A	7.500%	1/24/27	B	370,000
575		Talen Energy Supply LLC	6.500%	6/01/25	B3	481,563
625		Talen Energy Supply LLC, 144A	7.250%	5/15/27	Ba3	640,625

JRI	Nuveen Real Asset Income and Growth Fund (continued)
Portfolio of Investments June 30, 2019
(Unaudited)

Principal Amount (000)	(6)	Description (1)	Coupon	Maturity	Ratings (5)	Value

		Electric Utilities (continued)

$1,450		Vistra Operations Co LLC, 144A	5.625%	2/15/27	BB	$1,535,187
725		Vistra Operations Co LLC, 144A	5.000%	7/31/27	BB	749,900
		Total Electric Utilities				12,027,451

		Energy Equipment & Services – 0.7%

315		Archrock Partners LP / Archrock Partners Finance Corp	6.000%	10/01/22	B+	318,937
1,550		Archrock Partners LP / Archrock Partners Finance Corp, 144A	6.875%	4/01/27	B+	1,619,905
850		Transocean Poseidon Ltd, 144A	6.875%	2/01/27	B+	898,344
800		Transocean Sentry Ltd, 144A	5.375%	5/15/23	B+	801,000
		Total Energy Equipment & Services				3,638,186

		Equity Real Estate Investment Trust – 1.1%

200		Brookfield Property REIT Inc. / BPR Cumulus LLC / BPR Nimbus LLC / GGSI Sellco LL, 144A	5.750%	5/15/26	BB+	206,000
740		CyrusOne LP / CyrusOne Finance Corp	5.375%	3/15/27	BBB–	778,850
225		HAT Holdings I LLC / HAT Holdings II LLC, 144A, (WI/DD)	5.250%	7/15/24	BB+	229,500
865		Iron Mountain Inc., 144A	5.250%	3/15/28	BB–	866,081
1,165		iStar Inc.	4.625%	9/15/20	BB	1,175,194
990		Sabra Health Care LP	5.125%	8/15/26	BBB–	1,030,156
1,245		SBA Communications Corp	4.875%	9/01/24	BB–	1,282,350
		Total Equity Real Estate Investment Trust				5,568,131

		Gas Utilities – 2.0%

1,480		AmeriGas Partners LP / AmeriGas Finance Corp	5.750%	5/20/27	BB	1,554,000
850		EnLink Midstream LLC	5.375%	6/01/29	BBB–	871,250
1,250		EnLink Midstream Partners LP	4.850%	7/15/26	BBB–	1,259,375
600		KazTransGas JSC, 144A	4.375%	9/26/27	Baa3	610,896
740		LBC Tank Terminals Holding Netherlands BV, 144A	6.875%	5/15/23	B	728,900
1,650		National Gas Co of Trinidad & Tobago Ltd, 144A	6.050%	1/15/36	BBB	1,683,016
640		NGL Energy Partners LP / NGL Energy Finance Corp	6.125%	3/01/25	B+	633,600
725		NGL Energy Partners LP / NGL Energy Finance Corp, 144A	7.500%	4/15/26	B+	755,813
1,145		Rockpoint Gas Storage Canada Ltd, 144A	7.000%	3/31/23	BB–	1,160,744
1,060		Suburban Propane Partners LP/Suburban Energy Finance Corp	5.875%	3/01/27	BB–	1,062,650
		Total Gas Utilities				10,320,244

		Health Care Providers & Services – 1.5%

665		CHS/Community Health Systems Inc.	6.250%	3/31/23	BB	640,063
1,100		CHS/Community Health Systems Inc., 144A	8.000%	3/15/26	B	1,057,133
1,150		Encompass Health Corp	5.750%	9/15/25	B+	1,194,562
200		HCA Inc.	5.625%	9/01/28	Ba2	216,500
1,500		HCA Inc.	5.875%	2/01/29	Ba2	1,644,375
185		HCA Inc., (21)	5.125%	6/15/39	BBB–	192,162
1,465		MPT Operating Partnership LP / MPT Finance Corp	5.000%	10/15/27	BBB–	1,508,950
475		RegionalCare Hospital Partners Holdings Inc. / LifePoint Health Inc., 144A	9.750%	12/01/26	CCC+	497,563
600		Tenet Healthcare Corp	6.750%	6/15/23	B–	602,250
400		Tenet Healthcare Corp	6.875%	11/15/31	B–	353,000
		Total Health Care Providers & Services				7,906,558

		Hotels, Restaurants & Leisure – 0.3%

1,000		MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc., 144A	5.750%	2/01/27	BB+	1,077,500
555		MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc.	4.500%	1/15/28	BB+	550,838
		Total Hotels, Restaurants & Leisure				1,628,338

		Household Durables – 0.3%

900		KB Home	6.875%	6/15/27	BB–	960,750
600		LGI Homes Inc., 144A	6.875%	7/15/26	BB–	613,500
		Total Household Durables				1,574,250

		Independent Power & Renewable Electricity Producers – 0.7%

635		Azure Power Energy Ltd, 144A	5.500%	11/03/22	Ba3	640,563

Principal Amount (000)	(6)	Description (1)	Coupon	Maturity	Ratings (5)	Value

		Independent Power & Renewable Electricity Producers (continued)

$500		Calpine Corp, 144A	5.250%	6/01/26	BB+	$508,750
525		NRG Energy Inc., 144A	5.250%	6/15/29	BB	559,781
1,425		NRG Energy Inc., 144A, (21)	4.450%	6/15/29	BBB–	1,481,937
575		Termocandelaria Power Ltd, 144A	7.875%	1/30/29	BB+	629,625
		Total Independent Power & Renewable Electricity Producers				3,820,656

		Internet Software & Services – 0.3%

1,200		Equinix Inc.	5.375%	5/15/27	BBB–	1,286,364

		Machinery – 0.2%

1,175		USA Compression Partners LP / USA Compression Finance Corp, 144A	6.875%	9/01/27	BB–	1,233,879

		Media – 0.8%

1,250		Altice France SA/France, 144A	7.375%	5/01/26	B	1,281,250
600		CSC Holdings LLC, 144A	7.500%	4/01/28	B	658,680
1,120		Lamar Media Corp	5.750%	2/01/26	BB	1,177,400
1,250		Virgin Media Secured Finance PLC, 144A	5.250%	1/15/26	BB+	1,280,887
		Total Media				4,398,217

		Mortgage Real Estate Investment Trust – 0.2%

840		Starwood Property Trust Inc.	4.750%	3/15/25	BB–	848,400

		Oil, Gas & Consumable Fuels – 3.2%

1,725		Antero Midstream Partners LP / Antero Midstream Finance Corp, 144A	5.750%	3/01/27	BBB–	1,725,000
300		Antero Midstream Partners LP / Antero Midstream Finance Corp, 144A	5.750%	1/15/28	BBB–	297,000
280		Calumet Specialty Products Partners LP / Calumet Finance Corp	6.500%	4/15/21	B–	278,600
600		Cheniere Corpus Christi Holdings LLC	5.125%	6/30/27	BB	651,750
1,900		Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp, 144A	5.625%	5/01/27	BB–	1,895,250
1,500		DCP Midstream Operating LP	5.125%	5/15/29	BB+	1,541,250
1,705		Genesis Energy LP / Genesis Energy Finance Corp	5.625%	6/15/24	B+	1,641,063
125		Global Partners LP / GLP Finance Corp	6.250%	7/15/22	B+	126,250
450		Global Partners LP / GLP Finance Corp	7.000%	6/15/23	B+	455,625
1,105		Martin Midstream Partners LP / Martin Midstream Finance Corp	7.250%	2/15/21	B–	1,095,276
1,200		NuStar Logistics LP	6.000%	6/01/26	Ba2	1,242,000
640		Par Petroleum LLC / Par Petroleum Finance Corp, 144A	7.750%	12/15/25	BB–	632,800
600		Peru LNG Srl, 144A	5.375%	3/22/30	BBB–	644,100
1,075		Sunoco LP / Sunoco Finance Corp	5.875%	3/15/28	BB	1,113,969
300		Targa Resources Partners LP / Targa Resources Partners Finance Corp, 144A	6.500%	7/15/27	BB	327,000
1,250		Targa Resources Partners LP / Targa Resources Partners Finance Corp, 144A	6.875%	1/15/29	BB	1,384,375
1,140		TransMontaigne Partners LP / TLP Finance Corp	6.125%	2/15/26	BB	1,097,250
400		Transportadora de Gas del Sur SA, 144A	6.750%	5/02/25	B1	386,004
		Total Oil, Gas & Consumable Fuels				16,534,562

		Real Estate Management & Development – 1.0%

3,310		Hunt Cos Inc., 144A	6.250%	2/15/26	BB–	3,127,950
1,435		Kennedy-Wilson Inc.	5.875%	4/01/24	BB	1,463,700
200		RKI Overseas Finance 2016 B Ltd	4.700%	9/06/21	BB–	198,122
400		Shimao Property Holdings Ltd	4.750%	7/03/22	BBB–	402,912
		Total Real Estate Management & Development				5,192,684

		Road & Rail – 0.5%

600		Rumo Luxembourg Sarl, 144A	5.875%	1/18/25	BB	636,165
600		Transnet SOC Ltd, 144A	4.000%	7/26/22	Baa3	599,664
1,250		United Rentals North America Inc.	5.500%	5/15/27	BB–	1,315,625
		Total Road & Rail				2,551,454

		Thrifts & Mortgage Finance – 0.3%

1,730		Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp, 144A	5.250%	10/01/25	BB	1,734,325

JRI	Nuveen Real Asset Income and Growth Fund (continued)
Portfolio of Investments June 30, 2019
(Unaudited)

Principal Amount (000)	(6)	Description (1)			Coupon	Maturity	Ratings (5)	Value

		Trading Companies & Distributors – 0.2%

$890		Fortress Transportation & Infrastructure Investors LLC, 144A			6.500%	10/01/25	B+	$916,700

		Transportation Infrastructure – 0.9%

600		Adani Ports & Special Economic Zone Ltd, 144A			4.000%	7/30/27	BBB–	598,068
625		Aeropuerto Internacional de Tocumen SA, 144A			6.000%	11/18/48	BBB+	736,250
1,025		Aeropuertos Dominicanos Siglo XXI SA, 144A			6.750%	3/30/29	BB–	1,077,531
600		DP World PLC, 144A			5.625%	9/25/48	Baa1	664,274
4,200	MXN	Grupo Aeroportuario del Centro Norte SAB de CV			6.850%	6/07/21	N/R	213,701
900		Mexico City Airport Trust, 144A			4.250%	10/31/26	BBB+	895,050
600		Pelabuhan Indonesia II PT, 144A			4.250%	5/05/25	BBB	621,750
		Total Transportation Infrastructure						4,806,624

		Wireless Telecommunication Services – 0.3%

865		Hughes Satellite Systems Corp			6.625%	8/01/26	BB–	909,331
430		Sprint Spectrum Co LLC / Sprint Spectrum Co II LLC / Sprint Spectrum Co III LLC, 144A			5.152%	3/20/28	Baa2	442,900
		Total Wireless Telecommunication Services						1,352,231
		Total Corporate Bonds (cost $101,500,892)						104,601,728

Shares		Description (1)			Coupon		Ratings (5)	Value

		CONVERTIBLE PREFERRED SECURITIES – 6.1% (4.3% of Total Investments)

		Electric Utilities – 1.2%

77,381		American Electric Power Co Inc.			6.125%		BBB	$4,140,657
33,791		NextEra Energy Inc.			6.123%		BBB	2,194,050
		Total Electric Utilities						6,334,707

		Equity Real Estate Investment Trust – 2.2%

61,199		Braemar Hotels & Resorts Inc.			5.500%		N/R	1,137,077
2,957		Crown Castle International Corp, (2)			6.875%		N/R	3,535,909
8,708		Equity Commonwealth			6.500%		Baa3	240,167
9,858		Lexington Realty Trust			6.500%		N/R	529,966
26,417		QTS Realty Trust Inc.			6.500%		B–	2,926,475
25,062		RLJ Lodging Trust			1.950%		N/R	655,873
40,891		RPT Realty			7.250%		N/R	2,073,583
		Total Equity Real Estate Investment Trust						11,099,050

		Multi-Utilities – 2.7%

57,042		CenterPoint Energy Inc.			7.000%		N/R	2,864,649
63,857		Dominion Energy Inc.			6.750%		BBB–	3,211,369
44,133		Dominion Energy Inc.			7.250%		BBB–	4,570,413
11,030		DTE Energy Co			6.500%		BBB+	619,886
20,340		Sempra Energy			6.000%		N/R	2,267,707
5,404		Sempra Energy			6.750%		N/R	599,952
		Total Multi-Utilities						14,133,976
		Total Convertible Preferred Securities (cost $29,425,377)						31,567,733

Principal Amount (000)		Description (1)	Coupon (9)	Reference Rate (9)	Spread (9)	Maturity (10)	Ratings (5)	Value

		VARIABLE RATE SENIOR LOAN INTERESTS – 3.7% (2.6% of Total Investments) (9)

		Capital Markets – 0.3%

$746		Capital Automotive LP, Term Loan, First Lien	4.910%	1-Month LIBOR	2.500%	3/24/24	B1	$737,798
1,000		Capital Automotive LP, Term Loan, Second Lien	8.410%	1-Month LIBOR	6.000%	3/24/25	CCC+	1,005,940
1,746		Total Capital Markets						1,743,738

Principal Amount (000)	Description (1)	Coupon (9)	Reference Rate (9)	Spread (9)	Maturity (10)	Ratings (5)	Value

	Chemicals – 0.2%

$1,000	Messer Industries GmbH, Term Loan	4.830%	3-Month LIBOR	2.500%	3/01/26	BB–	$987,815

	Equity Real Estate Investment Trust – 0.4%

995	Iron Mountain Inc., Term Loan B	4.152%	1-Month LIBOR	1.750%	1/02/26	BB	968,223
1,140	VICI Properties 1 LLC, Term Loan B	4.404%	1-Month LIBOR	2.000%	12/22/24	BBB–	1,128,600
2,135	Total Equity Real Estate Investment Trust						2,096,823

	Health Care Providers & Services – 0.4%

486	Concentra, Inc., Term Loan B	5.210%	3-Month LIBOR	2.750%	6/01/22	B+	486,608
1,741	Lifepoint Health, Inc., Term Loan	6.904%	1-Month LIBOR	4.500%	11/16/25	B+	1,733,937
2,227	Total Health Care Providers & Services						2,220,545

	Hotels, Restaurants & Leisure – 0.2%

987	CityCenter Holdings LLC, Term Loan B	4.652%	1-Month LIBOR	2.250%	4/18/24	BB–	984,498

	Machinery – 0.3%

1,340	Brookfield WEC Holdings Inc., Term Loan	9.152%	1-Month LIBOR	6.750%	8/01/26	B–	1,359,477

	Media – 0.3%

1,475	CSC Holdings LLC, Term Loan B	5.394%	1-Month LIBOR	3.000%	4/15/27	BB	1,479,056

	Oil, Gas & Consumable Fuels – 0.7%

1,980	BCP Renaissance Parent, Term Loan B	6.083%	3-Month LIBOR	3.500%	11/01/24	BB–	1,978,060
1,450	Delek US Holdings Inc., Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BBB–	1,430,976
3,430	Total Oil, Gas & Consumable Fuels						3,409,036

	Real Estate Management & Development – 0.8%

2,978	GGP, Term Loan B	4.902%	1-Month LIBOR	2.500%	8/24/25	BB+	2,913,201
1,540	Invitation Homes Operating Partnership LP, Term Loan A	4.104%	1-Month LIBOR	1.700%	2/06/22	N/R	1,509,200
4,518	Total Real Estate Management & Development						4,422,401

	Road & Rail – 0.1%

603	Kenan Advantage Group Inc., Term Loan	5.402%	1-Month LIBOR	3.000%	8/01/22	B+	583,696
143	Kenan Advantage Group Inc., Term Loan B	5.402%	1-Month LIBOR	3.000%	7/29/22	B+	138,805
746	Total Road & Rail						722,501
$19,604	Total Variable Rate Senior Loan Interests (cost $19,446,465)						19,425,890

Principal Amount (000)	Description (1)			Coupon	Maturity	Ratings (5)	Value

	CONVERTIBLE BONDS – 1.0% (0.7% of Total Investments)

	Oil, Gas & Consumable Fuels – 0.7%

$4,735	Cheniere Energy Inc.			4.250%	3/15/45	N/R	$3,707,979

	Real Estate Management & Development – 0.3%

1,360	Tricon Capital Group Inc., 144A			5.750%	3/31/22	N/R	1,383,120
$6,095	Total Convertible Bonds (cost $4,700,515)						5,091,099

Shares	Description (1), (11)						Value

	INVESTMENT COMPANIES – 0.9% (0.6% of Total Investments)

6,833,754	Keppel Infrastructure Trust						$2,551,617
1,464,550	Starwood European Real Estate Finance Ltd						1,897,102
	Total Investment Companies (cost $4,266,128)						4,448,719

JRI	Nuveen Real Asset Income and Growth Fund (continued)
Portfolio of Investments June 30, 2019
(Unaudited)

Principal Amount (000)	Description (1)	Interest Rate (12)	Maturity	Value

	WHOLE LOANS – 0.6% (0.4% of Total Investments) (13), (14)

	Commercial Loans – 0.4%

$13,956	NCH Corp, (4), (15), (16)	11.925%	8/01/49	$1,785,487

	Multifamily Loans – 0.2%

4,383	NCH Corp, (4), (15), (16)	11.925%	8/01/49	1,190,513
$18,339	Total Whole Loans (cost $18,927,277)			2,976,000
	Total Long-Term Investments (cost $702,232,766)			722,109,175

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 2.1% (1.5% of Total Investments)

	REPURCHASE AGREEMENTS – 2.1% (1.5% of Total Investments)

$11,029	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/28/19, repurchase price $11,029,725, collateralized by $10,645,000 U.S. Treasury Notes, 2.625%, due 1/31/26, value $11,257,471	1.200%	7/01/19	$11,028,622
	Total Short-Term Investments (cost $11,028,622)			11,028,622
	Total Investments (cost $713,261,388) – 141.1%			733,137,797
	Borrowings – (41.9)% (17), (18)			(217,725,000)
	Other Assets Less Liabilities – 0.8% (19)			4,207,471
	Net Assets Applicable to Common Shares – 100%			$519,620,268

Investments in Derivatives

Interest Rate Swaps – OTC Uncleared

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (20)	Optional Termination Date	Maturity Date	Value	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Securities LLC	$112,400,000	Receive	1-Month LIBOR	1.994%	Monthly	6/01/18	7/01/25	7/01/27	$(3,120,212)	$(3,120,212)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)

Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(5)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(6)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(7)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(8)	Perpetual security. Maturity date is not applicable.

(9)

Senior Loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior Loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(10)

Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(11)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(12)	Represents the interest rate, coupon and maturity in effect as of the end of the reporting period.

(13)	Securities purchased as part of a private placement, which have not been registered with U.S. Securities and Exchange Commission under the Securities Act of 1933.

(14)	Interest rates on whole loans are the net coupon rates in effect (after reducing the coupon rate by any mortgage servicing fees paid to mortgage servicers) as of the end of the reporting period.

(15)	Loan is currently default with regards to scheduled interest and/or principal payments.

(16)

Interest only – Represents securities that entitle holders to receive only interest payments on the mortgage. Principal balance on the loan is due at maturity. The interest rate disclosed represents the net coupon rate in effect as of the end of the reporting period.

(17)	Borrowings as a percentage of Total Investments is 29.8%.

(18)

The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.

(19)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(20)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

(21)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

BRL	Brazilian Real

EUR	Euro

GBP	Pound Sterling

LIBOR	London Inter-Bank Offered Rate

MXN	Mexican Peso

REIT	Real Estate Investment Trust

SGD	Singapore Dollar

TBD

Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Statement of Assets and Liabilities

June 30, 2019

Assets
Long-term investments, at value (cost $702,232,766)	$722,109,175
Short-term investments, at value (cost approximates value)	11,028,622
Cash	15,341
Cash collateral at broker for investments in swaps(1)	1,500,896
Cash denominated in foreign currencies (cost $142,176)	142,478
Receivable for:
Dividends	2,880,517
Interest	3,496,343
Investments sold	9,014,622
Reclaims	203,801
Other assets	28,819
Total assets	750,420,614
Liabilities
Borrowings	217,725,000
Unrealized depreciation on interest rate swaps	3,120,212
Payable for:
Dividends	2,860,471
Investments purchased	6,230,548
Accrued expenses:
Interest on borrowings	63,702
Management fees	570,512
Trustees fees	26,852
Other	203,049
Total liabilities	230,800,346
Net assets applicable to common shares	$519,620,268
Common shares outstanding	27,469,180
Net asset value (“NAV”) per common share outstanding	$18.92
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$274,692
Paid-in surplus	607,177,452
Total distributable earnings	(87,831,876)
Net assets applicable to common shares	$519,620,268
Authorized common shares	Unlimited
(1)	Cash pledged to collateralize the net payment obligations for investments in swaps.

See accompanying notes to financial statements.

Statement of Operations

Six Months Ended June 30, 2019

Investment Income
Dividends	$13,347,717
Foreign tax withheld on dividend income	(716,611)
Interest	7,147,894
Total investment income	19,779,000
Expenses
Management fees	3,380,227
Interest expense on borrowings	3,414,651
Custodian fees	193,812
Trustees fees	10,595
Professional fees	31,326
Shareholder reporting expenses	36,328
Shareholder servicing agent fees	10,648
Stock exchange listing fees	3,833
Investor relations expenses	85,085
Other	13,383
Total expenses	7,179,888
Net investment income (loss)	12,599,112
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	2,692,313
Swaps	285,148
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	74,460,719
Swaps	(5,649,711)
Net realized and unrealized gain (loss)	71,788,469
Net increase (decrease) in net assets applicable to common shares from operations	$84,387,581

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	Six Months Ended 6/30/19	Year Ended 12/31/18
Operations
Net investment income (loss)	$12,599,112	$29,069,123
Net realized gain (loss) from:
Investments and foreign currency	2,692,313	(10,137,458)
Futures contracts	—	1,112,542
Swaps	285,148	98,340
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	74,460,719	(73,119,594)
Futures contracts	—	(81,160)
Swaps	(5,649,711)	1,331,825
Net increase (decrease) in net assets applicable to common shares from operations	84,387,581	(51,726,382)
Distributions to Common Shareholders(1)
Dividends	(17,470,398)	(31,073,496)
Return of capital	—	(4,070,384)
Decrease in net assets applicable to common shares from distributions to common shareholders	(17,470,398)	(35,143,880)
Capital Share Transactions
Cost of shares repurchased and retired	—	(2,301,699)
Shares issued in the Reorganization	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	(2,301,699)
Net increase (decrease) in net assets applicable to common shares	66,917,183	(89,171,961)
Net assets applicable to common shares at the beginning of period	452,703,085	541,875,046
Net assets applicable to common shares at the end of period	$519,620,268	$452,703,085
(1)

The composition and per share amounts of the Fund’s distributions are presented in the Financial Highlights. The distribution information for the Fund as of its most recent tax year end is presented within the Notes to Financial Statements, Note 6 – Income Tax Information.

See accompanying notes to financial statements.

Statement of Cash Flows

Six Months Ended June 30, 2019

Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$84,387,581
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(340,845,787)
Proceeds from sales and maturities of investments	331,483,791
Proceeds from (Purchases of) short-term investments, net	9,131,441
Proceeds from (Payments for) closed foreign currency spot contracts	(100,585)
Capital gain and return of capital distributions from investments	1,355,649
Amortization (Accretion) of premiums and discounts, net	298,609
(Increase) Decrease in:
Receivable for dividends	(614,682)
Receivable for interest	58,987
Receivable for investments sold	(3,046,191)
Receivable for reclaims	39,781
Other assets	72,582
Increase (Decrease) in:
Payable for investments purchased	2,436,205
Accrued interest on borrowings	(82,439)
Accrued management fees	19,937
Accrued Trustees fees	(475)
Accrued other expenses	(13,793)
Net realized gain (loss) from investments and foreign currency	(2,692,313)
Change in net unrealized (appreciation) of:
Investments and foreign currency	(74,460,719)
Swaps	5,649,711
Net cash provided by (used in) operating activities	13,077,290
Cash Flows from Financing Activities:
Repayments on borrowings	2,500,000
Cash distributions paid to shareholders	(14,609,927)
Cost of common shares repurchased and retired	—
Net cash provided by (used in) financing activities	(12,109,927)
Net Increase (Decrease) in Cash and Cash Collateral at Brokers	967,363
Cash, cash denominated in foreign currency, and cash collateral at brokers at the beginning of period	691,352
Cash, cash denominated in foreign currency, and cash collateral at brokers at the end of period	$1,658,715

Supplemental Disclosure of Cash Flow Information
Cash paid for interest on borrowings (excluding borrowing costs)	$3,486,354

See accompanying notes to financial statements.

Financial Highlights

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders				Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Discount from Shares Repurchased and Retired		Ending NAV	Ending Share Price
Year Ended 12/31:
2019(e)	$16.48	$0.46	$2.62	$3.08	$(0.64)	$—	$—	$(0.64)	$—		$18.92	$16.93
2018	19.61	1.05	(2.93)	(1.88)	(1.12)	—	(0.15)	(1.27)	0.02		16.48	13.63
2017	18.09	1.14	1.66	2.80	(1.28)	—	—	(1.28)	—		19.61	17.80
2016	17.27	1.12	1.04	2.16	(1.14)	—	(0.21)	(1.35)	0.01		18.09	15.74
2015	19.84	1.18	(2.18)	(1.00)	(1.15)	(0.04)	(0.38)	(1.57)	—	*	17.27	15.24
2014	18.84	1.37	2.42	3.79	(1.53)	(1.26)	—	(2.79)	—		19.84	18.88

	Borrowings at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Year Ended 12/31:
2019(e)	$217,725	$3,387
2018	215,225	3,103
2017	225,225	3,406
2016	73,275	3,408
2015	74,500	3,265
2014	81,500	3,381

		Common Share Supplemental Data/Ratios
Common Share Total Returns			Ratios to Average Net Assets(c)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

18.82%	29.22%	$519,620	2.89	%**	5.07	%**	48%
(9.90)	(17.07)	452,703	2.77		5.73		92
15.81	21.62	541,875	2.47		5.90		100
12.82	12.37	176,439	2.18		6.19		107
(5.39)	(11.72)	168,755	2.12		6.24		96
20.58	30.14	194,041	1.91		6.66		139

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total Return Based on Common Share NAV is the combination of changes in Common Share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)	•	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings (as described in Note 8 – Borrowing Arrangements).
	•	Each ratio includes the effect of all interest expense paid and other costs related to borrowings as follows:

Ratios of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares
Year Ended 12/31:
2019(e)	1.37	%**
2018	1.20
2017	0.82
2016	0.56
2015	0.52
2014	0.37

(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(e)	For the six months ended June 30, 2019.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Notes to Financial Statements

(Unaudited)

1. General Information and Significant Accounting Policies

General Information

Fund Information

Nuveen Real Asset Income and Growth Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The Fund’s shares are listed on the New York Stock Exchange (“NYSE”) and trade under the ticker symbol “JRI.” The Fund was organized as a Massachusetts business trust on January 10, 2012.

The end of the reporting period for the Fund is June 30, 2019, and the period covered by these Notes to Financial Statements is the six months ended June 30, 2019 (the “current fiscal period”).

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolio of the Fund.

Investment Objectives and Principal Investment Strategies

The Fund seeks to provide a high level of current income and long-term capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its managed assets (as defined in Note 7 – Management Fees) in equity and debt securities issued by real asset related companies located anywhere in the world. The Fund will not have more than 40% of its managed assets, at the time of purchase, in debt securities. All of the Fund’s debt securities may be rated lower than investment grade quality (BB+/Ba1 or lower); no more than 10% of the Fund’s managed assets may be invested in debt securities rated CCC+/Caa1 or lower at any time. The Fund will invest at least 25% and no more than 75% of its managed assets in securities of non-U.S. issuers through the direct investment in securities of non-U.S. companies and depository receipts. The Fund also employs an option strategy focused on securities issued by real asset related companies that seeks to generate option premiums for the purpose of enhancing the Fund’s risk-adjusted total returns over time. The Fund may write (sell) options with a notional value of options ranging from 0% to 25% of its managed assets. The Fund may also invest up to 5% of its net assets in senior loans.

Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP “).

Investment Transactions

Investment transactions are recorded on a trade date basis. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Fund's outstanding when-issued/delayed delivery purchase commitments were as follows:

Outstanding when-issued/delayed delivery purchase commitments	$2,725,813

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The Fund makes monthly cash distributions to shareholders of a stated dollar amount per share. Subject to approval and oversight by the Board, the Fund seeks to establish a distribution rate that roughly corresponds to the cash flows from its investment strategies through regular distributions (a “Cash Flow-Based Distribution Program”). The Fund seeks to establish a relatively stable common share distribution rate that roughly corresponds to the Fund’s net cash flows after expense from its investments over an extended period of time. Actual net cash flows the Fund receives may differ from the Fund’s distribution rate over shorter time periods over a specific timeframe. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund’s assets and is treated by shareholders as a non-taxable distribution (“Return of Capital”) for tax purposes. In the event that total distributions during a calendar year exceed the Fund’s total return on net asset value (“NAV”), the difference will reduce NAV per share. If the Fund’s total return on NAV exceeds total distributions during a calendar year, the excess will be reflected as an increase in NAV per share. The final determination of the source and character of all distributions paid by the Fund for the fiscal year are made after the end of the fiscal year and is reflected in the financial statements contained in the annual report as of December 31 each year.

The tax character of Fund distributions for a fiscal year is dependent upon the amount and tax character of distributions received from securities held in the Fund’s portfolio. Distributions received from certain securities in which the Fund invests, most notably real estate investment (“REIT”) securities, may be characterized for tax purposes as ordinary income, long-term capital gain and/or a return of capital. The issuer of a security reports the tax character of its distributions only once per year, generally during the first two months of the calendar year. The distribution is included in the Fund’s ordinary income until such time the Fund is notified by the issuer of the actual tax character. For the current fiscal period, dividend income, net realized gain (loss) and unrealized appreciation (depreciation) recognized on the Statement of Operations reflect the amounts of income, capital gain, and/or return of capital as reported by the issuers of such securities as of the last calendar year end.

Compensation

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

Notes to Financial Statements (continued)

(Unaudited)

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Like most fixed-income securities, the senior and subordinated loans in which the Fund invests are not listed on an organized exchange. The secondary market of such investments may be less liquid relative to markets for other fixed-income securities. Consequently, the value of senior and subordinated loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan. These securities are generally classified as Level 2.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above, and are generally classified as Level 2.

Investments in investment companies are valued at their respective NAVs on valuation date and are generally classified as Level 1.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from a pricing service. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund’s NAV is determined, or if under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Commercial and multifamily whole loans are generally fair valued using a discounted cash flow methodology designed to incorporate, among other things, the present value of the projected stream of cash flows for such investments (the “discounted cash flow” methodology). For commercial and multifamily whole loans, the discounted cash flow methodology takes into account a number of relevant factors, including changes in prevailing interest rates, yield spreads, the borrower’s creditworthiness (i.e. the debt service coverage ratio), lien position, delinquency status, and the projected rate of prepayments. For first lien loans, if the resulting price from the discounted cash flow methodology is lower than the current average loss recovery on commercial mortgage-backed securities (the “price floor”), the loan will be fair valued at the price floor (the “price floor” methodology). In addition, for all loans, if the resulting price from the discounted cash flow methodology is above the loan’s par value plus any prepayment penalty (the “price ceiling”), the loan will be fair valued at the price ceiling (the “anticipated recovery rate” methodology). Newly purchased loans are initially fair valued at their purchase price and subsequently fair valued using the discounted cash flow methodology. Loans with a pending short payoff will be fair valued at the anticipated recovery rate. If the Fund’s Valuation Committee, as described below, concludes that the fundamentals of a loan or its underlying collateral do not support the use of the discounted cash flow, price ceiling or price floor methodologies, a fair value determination may be made that incorporates other relevant factors (e.g., third-party appraisal of loan collateral). Valuations of commercial and multifamily whole loans are determined no less frequently than weekly. Although the Adviser believes the pricing methodologies to be reasonable and appropriate, the actual values that may be realized upon a current sale of commercial and multifamily whole loans can only be determined in negotiations between the Fund and third parties, and may vary significantly from fair value prices used by the Fund.

The significant unobservable inputs used in the determination of fair value using the discounted cash flow methodology for commercial and multifamily whole loans include yield and liquidity spreads and debt service coverage ratios, ceilings, floors and appraisals. Significant increases (decreases) in yield and liquidity spreads would result in lower (higher) fair values. A significant decrease (increase) in the debt service coverage ratio of a loan’s borrower could result in lower (higher) fair values.

Real estate owned properties are valued, whenever possible, using a third-party appraisal or broker’s opinion of value. If a third-party appraisal or broker’s opinion is not available, a property is valued at the current average loss recovery on commercial mortgage-backed securities (the “average recovery rate” methodology). There were no real estate owned properties held by the Fund as of the end of the reporting period.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2		Level 3		Total
Long-Term Investments*:
Common Stocks	$202,040,123	$113,761,121	***	$430,254	***	$316,231,498
$25 Par (or similar) Retail Preferred	122,559,437	3,377,167	***	—		125,936,604
$1,000 Par (or similar) Institutional Preferred	—	111,829,904		—		111,829,904
Corporate Bonds	—	104,601,728		—		104,601,728
Convertible Preferred Securities	28,031,824	3,535,909	***	—		31,567,733
Variable Rate Senior Loan Interests	—	19,425,890		—		19,425,890
Convertible Bonds	—	5,091,099		—		5,091,099
Investment Companies	4,448,719	—		—		4,448,719
Whole Loans	—	—		2,976,000	***	2,976,000

Short-Term Investments:
Repurchase Agreements	—	11,028,622		—		11,028,622

Investments in Derivatives:
Interest Rate Swaps**	—	(3,120,212)		—		(3,120,212)
Total	$357,080,103	$369,531,228		$3,406,254		$730,017,585
*	Refer to the Fund’s Portfolio of Investments for industry, country classifications and whole loan categories, where applicable.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.
***	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2 and/or Level 3, where applicable.

Notes to Financial Statements (continued)

(Unaudited)

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

As of the end of the reporting period, the Fund’s investments in non-U.S. securities were as follows:

	Value	% of Total Investments
Country:
Canada	$88,944,792	12.1%
Italy	31,716,383	4.3
Singapore	30,095,573	4.1
Australia	25,690,048	3.5
France	20,988,080	2.9
Germany	12,861,841	1.8
New Zealand	12,015,419	1.6
United Kingdom	11,742,315	1.6
Hong Kong	8,367,713	1.1
Other	61,049,782	8.4
Total non-U.S. securities	$303,471,946	41.4%

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency (ii) investments (iii) investments in derivatives and (iv) other assets less liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency,” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in unrealized appreciation (depreciation) of investments and foreign currency,” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Whole Loans

Whole loans and participating mortgages may bear a greater risk of loss arising from a default on the part of the borrower of the underlying loans than do traditional mortgage-backed securities. This is because whole loans and participating mortgages, unlike most mortgage-backed securities, generally are not backed by any government guarantee or private credit enhancement. Such risk may be greater during a period of declining or stagnant real estate values.

The Fund may invest in single family, multi-family and commercial loans. A participating loan is a whole loan that contains provisions for the lender to participate in the income stream provided by the property, including net cash flow and capital proceeds. An outstanding participating loan agreement may provide excess cash flows and certain appreciation rights after the mortgage obligation has been fully paid and before the sale of the property to a third party.

On occasion real estate property may be acquired through foreclosure or deed in lieu of foreclosure on whole loans or similar obligations. The Fund may incur costs and delays or loss in the collection of principal and/or interest to which it is entitled in the event of such foreclosure. Also there is no assurance that the subsequent sale of the foreclosed property will produce an amount equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the accrued unpaid interest, and all of the foreclosure expenses. In such case, the Fund may suffer a loss.

The Fund may also receive rental or other income as a result of holding real estate. This income would generally fail to meet the test for “qualifying income” set forth in Section 851 of the Internal Revenue Code and could result in adverse tax consequences to the Fund. In addition; the Fund may incur expenses associated with maintaining or improving any real estate owned. When such events occur, real estate income is recognized on a net basis on the Statement of Operations and capital improvements are recorded as an addition to the cost basis of the property, which will increase any loss at sale.

As of the end of the reporting period, the Fund did not own any real estate property.

The delinquency loan profile as to the timely payment of principal and interest of the whole loans in which the Fund was invested as of the end of the reporting period is as follows:

	Current		30 Days		60 Days		90 Days		120+ Days		Total
Whole Loans Category	Value	%*	Value	%*	Value	%*	Value	%*	Value	%*	Value	%*
Multifamily Loans	$—	—%	$—	—%	$—	—%	$—	—%	$1,190,513	40.0%	$1,190,513	40.0%
Commercial Loans	—	—	—	—	—	—	—	—	1,785,487	60.0	1,785,487	60.0
*	As a of percentage of the total value of the whole loan category as of the end of the reporting period.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$11,028,622	$(11,028,622)	$—
*

As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investment in Derivatives

The Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. The Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Interest Rate Swap Contracts

Interest rate swap contracts involve the Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve the Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”).

The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Notes to Financial Statements (continued)

(Unaudited)

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an over-the-counter (“OTC”) swap that is not cleared through a clearing house (“OTC Uncleared”), the amount recorded on these transactions is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps.”

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers for investments in swaps” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps” as described in the preceding paragraph.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contacts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums paid and/or received” on the Statement of Assets and Liabilities.

During the current fiscal period, the Fund continued to utilize forward starting interest rate swap contracts to partially hedge its future interest cost of leverage, which is through the use of bank borrowings.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

Average notional amount of interest rate swap contracts outstanding*	$112,400,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Interest rate	Swaps (OTC Uncleared)	—	$—	Unrealized depreciation on interest rate swaps	$(3,120,212)

The following table presents the swap contracts subject to netting agreements and the collateral delivered related to those swap contracts as of the end of the reporting period.

				Gross Amounts Net Offset on the Statement of Assets and Liabilities
Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps**	Gross Unrealized (Depreciation) on Interest Rate Swaps**	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
Morgan Stanley Capital Services LLC	$—	$(3,120,212)	$(3,120,212)	$2,971,688	$(148,524)
**	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciations (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Interest rate	Swaps	$285,148	$(5,649,711)

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Common Share Transactions

Transactions in Common shares during the current and prior fiscal period were as follows:

	Six Months Ended 6/30/19	Year Ended 12/31/18
Common shares:
Issued in reorganization	—	—
Repurchased and retired	—	(163,400)
Weighted average common share:
Price per common share repurchased and retired	$—	$14.07
Discount per common share repurchased and retired	—%	17.21%

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions) during the current fiscal period aggregated $340,845,787 and $331,483,791, respectively.

Notes to Financial Statements (continued)

(Unaudited)

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the recognition of premium amortization, and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.

The tables below present the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, as determined on a federal income tax basis, as of June 30, 2019.

For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

Tax cost of investments	$723,640,677
Gross unrealized:
Appreciation	$48,553,747
Depreciation	(39,056,627)
Net unrealized appreciation (depreciation) of investments	$9,497,120

Tax cost of swaps	$—
Net unrealized appreciation (depreciation) of swaps	(3,120,212)

Permanent differences, primarily due to bond premium amortization adjustments, REIT adjustments, nondeductible reorganization expenses, treatment of notional principal contracts, complex securities character adjustments, foreign currency transactions, investments in partnerships and investments in passive foreign investment companies, resulted in reclassifications among the Fund’s components of common share net assets as of December 31, 2018, the Fund’s last tax year end.

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2018, the Fund’s last tax year end, were as follows:
Undistributed net ordinary income[1]	$—
Undistributed net long-term capital gains	—

[1] Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s last tax year ended December 31, 2018 was designated for purposes of the dividends paid deduction as follows:
Distributions from net ordinary income[1]	$31,073,496
Distributions from net long-term capital gains	—
Return of capital	4,070,384

[1] Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

As of December 31, 2018, the Fund’s last tax year end, the Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.
Not subject to expiration:
Short-term	$20,031,458
Long-term	72,445,307
Total	$92,476,765

A portion of the Fund’s capital loss carryforwards are subject to an annual limitation under the Internal Revenue Code and related regulations.

7. Management Fees

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	0.8000%
For the next $500 million	0.7750
For the next $500 million	0.7500
For the next $500 million	0.7250
For managed assets over $2 billion	0.7000

The annual complex-level fee, payable monthly, is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*

For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. As of June 30, 2019 the complex-level fee for the Fund was 0.1577%.

8. Senior Loan Commitments

Unfunded Commitments

Pursuant to the terms of certain of the variable rate senior loan agreements, the Fund may have unfunded senior loan commitments. The Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. As of the end of the reporting period, the Fund had no such outstanding unfunded senior loan commitments.

Participation Commitments

With respect to the senior loans held in the Fund’s portfolio, the Fund may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If the Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, the Fund not only assumes the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Fund and the borrower. As of the end of the reporting period, the Fund had no such outstanding participation commitments.

Notes to Financial Statements (continued)

(Unaudited)

9. Borrowing Arrangements

Borrowings

The Fund has entered into a borrowing arrangement as a means of leverage.

As of the end of the reporting period, the Fund has a $231,500,000 (maximum commitment amount) committed financing agreement (“Borrowings”). As of the end of the reporting period, the outstanding balance on these Borrowings was $217,725,000.

Interest is charged on these Borrowings at 1-Month LIBOR (London Inter-Bank Offered Rate) plus 0.65% per annum on the amount borrowed and 0.125% per annum on the undrawn balance.

During the current fiscal period, the average daily balance outstanding and average annual interest rate on these Borrowings were $215,515,055 and 3.13%, respectively.

In order to maintain these Borrowings, the Fund must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are secured by assets in the Fund’s portfolio of investments.

Borrowings outstanding are recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense and other fees incurred on the drawn amount and undrawn balance are recognized as a component of “Interest expense on borrowings” on the Statement of Operations.

Inter-Fund Borrowing and Lending

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Fund covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During the current period, the Board approved the Nuveen funds participation in the Inter-Fund Program. During the current reporting period, the Fund did not enter into any inter-fund loan activity.

10. New Accounting Pronouncements

FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities

The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. During the current fiscal period, ASU 2017-08 became effective for the Funds and it did not have a material impact on the Fund’s financial statements.

Fair Value Measurement: Disclosure Framework

During August 2018, the FASB issued ASU 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has early implemented this guidance and it did not have a material impact on the Fund’s financial statements.

Additional Fund Information

Board of Trustees
Margo Cook*	Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson
Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff	Robert L. Young

*	Interested Board Member.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Street Chicago, IL 60601	Transfer Agent and Shareholder Services Computershare Trust Company, N.A. 250 Royall Street Canton, MA 02081 (800) 257-8787

Portfolio of Investments Information

The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

The Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

The Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

JRI
Common Shares Repurchased	—

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report

∎

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

∎

Beta: A measure of the variability of the change in the share price for a fund in relation to a change in the value of the fund’s market benchmark. Securities with betas higher than 1.0 have been, and are expected to be, more volatile than the benchmark; securities with betas lower than 1.0 have been, and are expected to be, less volatile than the benchmark.

∎

Dow Jones Industrial Average: A price-weighted index of the 30 largest, most widely held stocks traded on the New York Stock Exchange. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

∎

Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio.

∎

JRI Custom Blended Benchmark (old benchmark): A five index blend comprised of weightings approximating the Fund’s proposed portfolio. The Fund’s proposed portfolio may differ significantly from the blended portfolio and actual returns may be substantially lower. Benchmark returns do not include the effects of any sales charges or management fees.

Weighting Percentage	Index	Definition
28%	S&P Global Infrastructure Index TR (Total Return)	An unmanaged index comprised of 75 of the largest publicly listed infrastructure companies that meet specific investability requirements.
21%	Financial Times Stock Exchange - European Public Real Estate Association/National Association of Real Estate Investments Trust (FTSE EPRA/NAREIT) Developed Index TR (Total Return)	An index designed to track the performance of listed real estate companies and REITs worldwide.
18%	Wells Fargo Hybrid & Preferred Securities REIT Index TR	An Index designed to track the performance of preferred securities issued in the U.S. market by real estate investment trusts (REITs). The index is composed exclusively of preferred shares and depositary shares.
18%	Bloomberg Barclays U.S. Corporate High Yield Bond Index TR	An index that covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.
15%	Bloomberg Barclays Global Capital Securities Index TR	An index that tracks fixed-rate, investment grade capital securities denominated in USD, EUR and GBP.

∎

JRI Custom Blended Benchmark (new benchmark): A five index blend comprised of weightings approximating the Fund’s proposed portfolio. The Fund’s proposed portfolio may differ significantly from the blended portfolio and actual returns may be substantially lower. Benchmark returns do not include the effects of any sales charges or management fees.

Weighting Percentage	Index	Definition
28%	S&P Global Infrastructure Index NR (Net Return)	An unmanaged index comprised of 75 of the largest publicly listed infrastructure companies that meet specific investability requirements.
21%	Financial Times Stock Exchange - European Public Real Estate Association/National Association of Real Estate Investments Trust (FTSE EPRA/NAREIT) Developed Index NR (Net Return)	An index designed to track the performance of listed real estate companies and REITs worldwide.
18%	Wells Fargo Hybrid & Preferred Securities REIT Index TR	An Index designed to track the performance of preferred securities issued in the U.S. market by real estate investment trusts (REITs). The index is composed exclusively of preferred shares and depositary shares.
18%	Bloomberg Barclays U.S. Corporate High Yield Bond Index TR	An index that covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.
15%	Bloomberg Barclays Global Capital Securities Index TR	An index that tracks fixed-rate, investment grade capital securities denominated in USD, EUR and GBP.

∎	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

∎

Morgan Stanley Capital International (MSCI) World Index: A free-float adjusted market capitalization-weighted index that is designed to measure equity market performance of developed markets. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎

MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

MSCI Emerging Markets Index: The MSCI (Morgan Stanley Capital International) Emerging Markets Index is a free-float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

NASDAQ Composite Index: A stock market index of the common stocks and similar securities listed on the NASDAQ stock market. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

∎

Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of the fund. Both of these are part of the fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

∎

Russell 2000® Index: A market-weighted index published by the Frank Russell Company measuring the performance of the 2,000 smallest companies in the Russell 3000® Index. The Russell 3000® is made up of 3,000 of the largest U.S. stocks and represents approximately 98% of the U.S. equity market. The Russell 2000® serves as a benchmark for small-cap stocks in the U.S. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

Russell Midcap® Index: A market-weighted index measuring the performance of the mid-cap segment of the equity market which includes the smallest 800 securities within the Russell 1000® Index. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

S&P 500®: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Reinvest Automatically, Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Annual Investment Management Agreement Approval Process

(Unaudited)

At a meeting held on May 21-23, 2019 (the “May Meeting”), the Board of Trustees (the “Board” and each Trustee, a “Board Member”) of the Fund, including the Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved the renewal of the management agreement (the “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to the Fund and the sub-advisory agreement (the “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as the sub-adviser to the Fund. Following an initial two-year period, the Board, including the Independent Board Members, is required under the 1940 Act to review and approve the Investment Management Agreement and Sub-Advisory Agreement on behalf of the Fund on an annual basis. The Investment Management Agreement and Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.”

In response to a request on behalf of the Independent Board Members by independent legal counsel, the Board received and reviewed prior to the May Meeting extensive materials specifically prepared for the annual review of Advisory Agreements by the Adviser as well as by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials provided in connection with the annual review covered a breadth of subject matter including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of the Sub-Adviser and investment team; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the secondary market trading of shares of the Nuveen closed-end funds (including, among other things, an analysis of performance, distribution and valuation and capital raising trends in the broader closed-end fund market and in particular with respect to Nuveen closed-end funds; a review of the leverage management actions taken on behalf of the Nuveen closed-end funds and their resulting impact on performance; and a description of the distribution management process and any capital management activities); a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the Sub-Adviser; and a description of indirect benefits received by the Fund Advisers as a result of their relationships with the Nuveen funds. The Board Members held an in-person meeting on April 17-18, 2019 (the “April Meeting”), in part, to review and discuss the performance of the Nuveen funds and the Adviser’s evaluation of the various sub-advisers to the Nuveen funds. The Independent Board Members asked questions and requested additional information that was provided for the May Meeting.

The information prepared specifically for the annual review of the Advisory Agreements supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed were relevant to the review of the Advisory Agreements. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Nuveen funds; strategic plans of the Adviser which may impact the services it provides to the Nuveen funds; the review of the Nuveen funds and applicable investment teams; the management of leverage financing for closed-end funds; the secondary market trading of the closed-end funds and any actions to address discounts; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers; valuation of securities; fund expenses; and overall market and regulatory developments. The Board further continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible. The Independent Board Members considered the review of the Advisory Agreements to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Fund Advisers in their review of the Advisory Agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.

The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.

In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor or information as determinative or controlling, but rather the decision reflected the comprehensive consideration of all the information provided, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.

A.	Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the Fund with particular focus on the services and enhancements to such services provided during the last year. The Board recognized that the Adviser provides a comprehensive set of services necessary to operate the Nuveen funds in a highly regulated industry and noted that the scope of such services has expanded over the years as a result of regulatory, market and other developments, such as the development of the liquidity management program and expanded compliance programs. Some of the functions the Adviser is responsible for include, but are not limited to: product management (such as analyzing a fund’s position in the marketplace, setting dividends, preparing shareholder and intermediary communications and other due diligence support); investment oversight (such as analyzing fund performance, sub-advisers and investment teams and analyzing trade executions of portfolio transactions, soft dollar practices and securities lending activities); securities valuation services (such as executing the daily valuation process for portfolio securities and developing and recommending changes to valuation policies and procedures); risk management (such as overseeing operational and investment risks, including stress testing); fund administration (such as preparing fund tax returns and other tax compliance services, overseeing the Nuveen funds’ independent public accountants and other service providers; managing fund budgets and expenses; and helping to fulfill the funds’ regulatory filing requirements); oversight of shareholder services and transfer agency functions (such as oversight and liaison of transfer agent service providers which include registered shareholder customer service and transaction processing); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as developing and maintaining a compliance program to ensure compliance with applicable laws and regulations, monitoring compliance with applicable fund policies and procedures and adherence to investment restrictions, and evaluating the compliance programs of the Nuveen fund sub-advisers and certain other service providers); legal support and oversight of outside law firms (such as with respect to filing and updating registration statements; maintaining various regulatory registrations; and providing legal interpretations regarding fund activities, applicable regulations and implementation of policies and procedures); and leverage, capital and distribution management services. In reviewing the scope and quality of services, the Board recognized the continued efforts and resources the Adviser and its affiliates have employed to continue to enhance their services for the benefit of the complex as well as particular Nuveen funds over recent years. Such service enhancements have included, but are not limited to:

•

Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to enhance the shareholder outcomes through, among other things, repositioning funds, merging funds, reviewing and updating investment policies and benchmarks, modifying the composition of certain portfolio management teams and analyzing various data to help devise such improvements;

•	Capital Initiatives – continuing to invest capital to support new funds with initial capital as well as to facilitate modifications to the strategies or structure of existing funds;

•

Compliance Program Initiatives – continuing efforts to enhance the compliance program through, among other things, internally integrating various portfolio management teams and aligning compliance support accordingly, completing a comprehensive review of existing policies and procedures and revising such policies and procedures as appropriate, enhancing compliance-related technologies and workflows, and optimizing compliance shared services across the organization and affiliates;

•

Risk Management and Valuation Services – continuing efforts to strengthen the risk management functions, including through, among other things, enhancing the interaction and reporting between the investment risk management team and various affiliates, increasing the efficiency of risk monitoring performed on the Nuveen funds through improved reporting, continuing to implement risk programs designed to provide a more disciplined and consistent approach to identifying and mitigating operational risks, continuing progress on implementing a liquidity program that complies with the new liquidity regulatory requirements and continuing to oversee the daily valuation process;

•

Additional Compliance Services – continuing investment of time and resources necessary to develop the compliance policies and procedures and other related tools necessary to meet the various new regulatory requirements affecting the Nuveen funds that have been adopted over recent years;

•

Government Relations – continuing efforts of various Nuveen teams and affiliates to advocate and communicate their positions with lawmakers and other regulatory bodies on issues that will impact the Nuveen funds;

•

Business Continuity, Disaster Recovery and Information Services – establishing an information security program to help identify and manage information security risks, periodically testing disaster recovery plans, maintaining and updating business continuity plans and providing reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, incident tracking and other relevant information technology risk-related reports;

•

Expanded Dividend Management Services – continuing to expand the services necessary to manage the dividends among the varying types of Nuveen funds that have developed as the Nuveen complex has grown in size and scope; and

•	with respect specifically to closed-end funds, such initiatives also included:

•

Leverage Management Services – continuing to actively manage leverage including developing new leverage instruments, refinancing existing leverage and negotiating reductions in associated leverage expenses;

•

Capital Management Services – ongoing capital management efforts through a share repurchase program as well as a shelf offering program that raises additional equity capital in seeking to enhance shareholder value;

•	Data and Market Analytics – continuing focus on analyzing data and market analytics to better understand the ownership cycles and secondary market experience of closed-end funds; and

•

Closed-end Fund Investor Relations Program – maintaining the closed-end fund investor relations program which, among other things, raises awareness, provides educational materials and cultivates advocacy for closed-end funds and the Nuveen closed-end fund product line.

In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.

The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of the Fund’s portfolio. The Board noted that the Adviser oversees the Sub-Adviser and considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the Sub-Adviser’s assets under management and changes thereto, a summary of the investment team and changes thereto, the investment approach of the team and the performance of the funds sub-advised by the Sub-Adviser over various periods. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance program and trade execution. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreement.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the Fund under each applicable Advisory Agreement.

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

B.	The Investment Performance of the Fund and Fund Advisers

In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered the investment performance of the Nuveen funds they advise. In this regard, the Board reviewed Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2018 as well as performance data for the first quarter of 2019 ending March 29, 2019. Unless otherwise indicated, the performance data referenced below reflects the periods ended December 31, 2018. The Board considered the Adviser’s analysis of each fund’s performance, with particular focus on funds that were considered performance outliers and the factors contributing to their performance. The Board also noted that it received performance data of the Nuveen funds during its quarterly meetings throughout the year and took into account the discussions that occurred at these Board meetings regarding fund performance. In this regard, in its evaluation of Nuveen fund performance at meetings throughout the year, the Board considered performance information for the funds for different time periods, both absolute and relative to appropriate benchmarks and peers, with particular attention to information indicating underperformance of the respective funds and discussed with the Adviser the reasons for such underperformance.

The Board reviewed both absolute and relative fund performance during the annual review. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high. Depending on the facts and circumstances, however, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below its benchmark or peer group for certain periods. In addition, the performance data may vary significantly depending on the end date selected, and shareholders may evaluate fund performance based on their own holding period which may differ from the performance periods reviewed by the Board leading to different results. Further, the Board considered a fund’s performance in light of the overall financial market conditions during the respective periods. As noted above, the Board reviewed, among other things, Nuveen fund performance over various periods ended December 31, 2018, and the Board was aware of the market decline in the fourth quarter of 2018 and considered performance from the first quarter of 2019 as well. The Board also noted that a shorter period of underperformance may significantly impact longer term performance.

In addition to the foregoing, the Board recognized the importance of secondary market trading to shareholders and considered the evaluation of premiums and discounts at which the shares of the Nuveen closed-end funds trade to be a continuing priority for the Board. The Board and/or its Closed-end Fund committee consider premium and discount data at each quarterly meeting throughout the year as well as during the annual review.

In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers. The Board recognized that some periods of underperformance may only be temporary while other periods of underperformance may indicate a broader issue that may require a corrective action. Accordingly, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.

The Board noted that the Fund ranked in the third quartile of its Performance Peer Group for the one- and three-year periods and second quartile for the five-year period. The Board, however, recognized that the Performance Peer Group was classified as low for relevancy. The Board also noted that although the Fund’s performance was below the performance of its blended benchmark for the one-year period, the Fund outperformed its blended benchmark in the three- and five-year periods. The Board was satisfied with the Fund’s overall performance.

C.	Fees, Expenses and Profitability
1.	Fees and Expenses

In its annual review, the Board considered the fees paid to the Fund Advisers and the total operating expense ratio of each Nuveen fund. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and recognized that differences between the applicable fund and its respective Peer Universe as well as changes to the composition of the Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.

In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio (excluding investment-related costs of leverage) of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”), and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. In addition, although the Board reviewed a fund’s total net expenses both including and excluding investment-related expenses (i.e., leverage costs) and taxes for certain of the closed-end funds, the Board recognized that leverage expenses will vary across the Nuveen funds and in comparison to peers because of differences in the forms and terms of leverage employed by the respective fund. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees (excluding leverage costs and leveraged assets) to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.

In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $51.5 million and fund-level breakpoints reduced fees by $55.1 million in 2018.

With respect to the Sub-Adviser, the Board considered the sub-advisory fee paid to the Sub-Adviser, including any breakpoint schedule, and as described below, comparative data of the fees the Sub-Adviser charges to other clients, if any.

The Independent Board Members noted that the Fund had a net management fee that was slightly higher than its peer average, but a net expense ratio that was in line with its peer average. Based on its review of the information provided, the Board determined that the Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2.	Comparisons with the Fees of Other Clients

In determining the appropriateness of fees, the Board also reviewed information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. For the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts; sub-advised funds outside the Nuveen family; foreign investment companies offered by Nuveen; and collective investment trusts. The Board further noted that the Adviser also advised certain exchange-traded funds (“ETFs”) sponsored by Nuveen.

The Board recognized that the Fund had an affiliated sub-adviser and, with respect to affiliated sub-advisers, reviewed, among other things, the range of fees assessed for managed accounts and foreign investment companies offered by Nuveen. The Board also reviewed the fee range and average fee rate of certain selected investment strategies offered in retail and institutional managed accounts by the Sub-Adviser and of the non-Nuveen investment companies sub-advised by affiliated sub-advisers.

In addition to the comparative fee data, the Board also reviewed, among other things, a description of the different levels of services provided to certain other clients compared to the services provided to the Nuveen funds as well as the differences in

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board noted, among other things, the wide range of services in addition to investment management services provided to the Nuveen funds when the Adviser is principally responsible for all aspects of operating the funds, including the increased regulatory requirements that must be met in managing the funds, the larger account sizes of managed accounts and the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. Further, with respect to ETFs, the Board considered that Nuveen ETFs are passively managed compared to the active management of other Nuveen funds which contributed to the differences in fee levels between the Nuveen ETFs and other Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.

3.	Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2018 and 2017. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax); revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services; and comparative profitability data comparing the adjusted margins of Nuveen compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. The Board also reviewed the revenues and expenses the Adviser derived from its ETF product line that was launched in 2016. The Independent Board Members noted that Nuveen’s net margins were higher in 2018 than the previous year and considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between the years. The Board considered the costs of investments in the Nuveen business, including the investment of seed capital in certain Nuveen funds and additional investments in infrastructure and technology. The Independent Board Members also noted that Nuveen’s adjusted margins from its relationships with the Nuveen funds were on the low range compared to the adjusted margins of the peers; however, the Independent Board Members recognized the inherent limitations of the comparative data of other publicly traded peers given that the calculation of profitability is rather subjective and numerous factors (such as types of funds, business mix, cost of capital, methodology to allocate expenses and other factors) can have a significant impact on the results.

The Independent Board Members also reviewed a description of the expense allocation methodology employed to develop the financial information and a summary of the history of changes to the methodology over the ten-year period from 2008 to 2018, and recognized that other reasonable allocation methodologies could be employed and lead to significantly different results. The Board noted that two Independent Board Members, along with independent counsel, serve as the Board’s liaisons to review profitability and discuss any proposed changes to the methodology prior to the full Board’s review.

Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2018 and 2017 calendar years to consider the financial strength of TIAA having recognized the importance of having an adviser with significant resources.

In addition to Nuveen, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2018. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2018 and the pre- and post-tax revenue margin from 2018 and 2017.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members noted that although economies of scale are difficult to measure, the Adviser shares the benefits of economies of scale in various ways including breakpoints in the management fee schedule (subject to limited exceptions), fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in its business which can enhance the services provided to the funds for the fees paid. With respect to breakpoint schedules, because the Board had previously recognized that economies of scale may occur not only when the assets of a particular Nuveen fund grow but also when the assets in the complex grow, the Nuveen funds generally pay the Adviser a management fee comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. In general terms, the breakpoint schedule at the fund level reduces fees as assets in the particular fund pass certain thresholds and the breakpoint schedule at the complex level reduces fees on the Nuveen funds as the eligible assets in the complex pass certain thresholds. The Independent Board Members reviewed, among other things, the fund-level and complex-level fee schedules. With respect to the Nuveen closed-end funds, the Independent Board Members noted that, although such funds may from time-to-time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios.

In addition, the Independent Board Members recognized the Adviser’s continued reinvestment in its business through, among other things, investments in its business infrastructure and information technology, portfolio accounting system as well as other systems and platforms that will, among other things, support growth, simplify and enhance information sharing, and enhance the investment process to the benefit of all of the Nuveen funds.

Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.

E.	Indirect Benefits

The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Board considered that an affiliate of the Adviser serves as co-manager in the initial public offerings of new closed-end funds for which it may receive revenue and serves as an underwriter on shelf offerings of existing closed-end funds for which it receives compensation. In addition, the Independent Board Members also noted that the Sub-Adviser engages in soft dollar transactions pursuant to which it may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds.

The Board, however, noted that the benefits for the Sub-Adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board noted that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Nuveen funds to the extent it enhances the ability of the Sub-Adviser to manage such funds or is acquired through the commissions paid on portfolio transactions of other clients.

Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F.	Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.

Nuveen:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com	ESA-I-0619D 915392-INV-B-08/20

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(a)(4) Change in the registrant’s independent public accountant. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2 (b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Real Asset Income and Growth Fund

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: September 5, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: September 5, 2019

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: September 5, 2019